                             SCHRODER MUTUAL FUNDS



OCTOBER 31, 2001    ANNUAL REPORT

        SCHRODER    Schroder Emerging Markets Fund
   CAPITAL FUNDS    Schroder International Fund
      (DELAWARE)    Schroder International Smaller Companies Fund
                    Schroder Ultra Fund
                    Schroder U.S. Large Cap Equity Fund
                    Schroder U.S. Smaller Companies Fund



        SCHRODER    Schroder MidCap Value Fund
    SERIES TRUST    Schroder Small Capitalization Value Fund




[SCHRODERS LOGO]

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SCHRODER MUTUAL FUNDS
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                                          December 15, 2001

Dear Shareholder:

We are pleased to present the Annual Report to shareholders of the Schroder Mutual Funds for the twelve months ended October 31, 2001. This report includes comments from portfolio managers, performance information, schedules of investments, and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

The fiscal year was a challenging period for equity markets across the globe. Negative investor sentiment dominated equity markets, and concerns about global economic growth intensified. The U.S. economy slowed markedly late in 2000, and the Federal Reserve shifted its policy and began lowering interest rates. The stimulative effects of these cuts were not enough to overcome the severe weakness in the technology and telecommunications sectors, as weak corporate profits and earnings disappointments persisted through most of the fiscal year.

The economic weakness in the U.S. and Japan led to a sharp sell-off in Japanese and Asian equity markets. European markets -- initially perceived to be less vulnerable to the global economic slowdown -- stumbled as well, as projections of corporate profits and economic growth were scaled back and the European Central Bank failed to take action to help stimulate growth.

Global economic recovery undoubtedly has been delayed by the events of September 11, and it appears likely that it will take some time for the full extent of the disruption to global economic activity to be revealed. We believe that the markets will continue to be volatile well into 2002.

                                          Sincerely,

                                          /s/ Catherine A. Mazza

                                          Catherine A. Mazza
                                          President

The views expressed in the following report were those of each respective Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date this annual report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore no longer appear in the Schedules of Investments as of October 31, 2001.

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

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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder Emerging Markets Fund's Investor Shares had a total return of -28.60% for the 12 months ended October 31, 2001. The Morgan Stanley Capital International Emerging Markets Free Index (the "Index") returned -23.46% over the same period.

The main detractor from the Fund's performance during the period was stock selection, especially in Asia, namely in Korea and Taiwan. Within Asia, overweighted positions in technology stocks in Korea (Hynix Semiconductor) and Taiwan (Winbond Electronics, Taiwan Semiconductor Manufacturing and United Microelectronics) were significant detractors from performance. Overweighted positions in the telecommunications sector in Brazil (Embratel, Tele Norte Leste, and Telesp Celular) and China (China Unicom) also hurt the Fund's performance. These negative returns were partially offset by the Fund's overweighted exposure in the Indian pharmaceutical sector (Dr Reddy's Labs). Argentina's economy was very weak as a result of continued threats of default. The Fund's significantly large underweight position in Argentina contributed positively to performance. The Fund's underweighted allocation in Greece, prior to its exit from the Index at the end of May, also benefited the Fund.

MARKET BACKGROUND

Emerging markets provided disappointing returns over the period. In addition to their sensitivity to the weakening global economic environment, emerging markets suffered from investors' increased risk aversion and financing concerns, exacerbated by country-specific problems in Turkey and Argentina. In the first half of 2001, the emerging markets generally benefited from several U.S. interest rate cuts. As the year progressed, however, economic data from the U.S. suggested that manufacturing demand and consumer confidence were beginning to slow. The terrorist attacks on the U.S. in September dealt a severe blow to markets that were already concerned about an economic slowdown. The overall impact of these attacks on the world economy was negative, and all equity markets felt the effects of slowing global growth and a poor earnings outlook. However, we anticipate a U.S. economic recovery in the second half of 2002, in which case we would expect emerging markets to be a major beneficiary.

PORTFOLIO REVIEW

As mentioned above, overweighted positions in Asia and the technology sector within Asia, proved to be the main detractor from performance. The Fund had started to increase its position in cyclicals to take advantage of the expected recovery in global economic conditions. However, the September 11 terrorist attacks on the U.S. reinforced the market's previous concerns about the slowdown in economic growth, and the Fund's performance suffered accordingly.

After September 11, we reduced some of the Fund's more aggressive positions in the portfolio, but remain positioned for an economic recovery in the second half of 2002. Given the near-term uncertainty surrounding macroeconomic forecasts and the earnings outlook, our current policy depends mostly on our stock convictions. We maintained the Fund's overweighted positions in high-quality cyclical stocks, but also focused on stocks that we believe have resilience in the current economic environment and growth prospects that are somewhat independent of conditions in the U.S.

In Asia, the Fund maintained a modest overweight in Korea, as that country continued to be supported by domestic demand, which should be sustained by stimulative monetary and fiscal policy. The Fund remained underweighted in Taiwan, which was hurt by its weaker banking system and continued to suffer from declining exports. In light of our revised forecasts for global recovery, we reduced specific export-related stocks, especially Korean and Taiwanese technology stocks. We concentrated the Fund's positions into the larger quality stocks such as Samsung Electronics and TSMC, which we believed to be best positioned to weather the expected slowdown.

In Latin America, the outlook for Argentina worsened. Political tensions increased following recent elections, and the government alliance was weakened. The market waited for details of a new financing package, and the delay led to rumors of dollarization (the replacement of the Peso with the U.S. dollar). Default looked very likely, and the Fund remained underweighted. The threat of contagion from the crisis in Argentina plagued Brazil, but Brazil appeared

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                                        2
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SCHRODER EMERGING MARKETS FUND
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stronger internally, with improving foreign investment and a strengthening current account. Brazil should continue to receive help from the IMF and World Bank. We continued the Fund's neutral position with respect to Brazil, but would anticipate adding to exposure on further weakness. Mexico remained one of our favored markets despite its slowing growth. The Fund took profits from certain Mexican stocks following earlier outperformance but maintained its overweighted allocation, with stock selection focused on companies with a domestic orientation. We believe Mexico should benefit sharply from any turnaround in the U.S. economy. Structurally it is much stronger than Brazil.

In Europe, the Middle East and Africa (EMEA), we maintained the Fund's overweighted position in Russia because of its fiscal and current account surpluses and positive reform momentum. The Fund moved toward an underweighted allocation in oil stocks, reflecting a worsening outlook for oil prices, and concentrated its position in stocks driven by domestic demand, such as telecommunications and utilities names. We also increased the Fund's exposure to South Africa, adding to companies that we believe can benefit from a weaker rand. Turkey was very volatile over the period, but recently strengthened due to expected new financing because of its political and strategic importance in the Middle East. In the short-term, we remain cautious regarding Turkey, because any further financing package will increase the country's debt to GDP ratio, and regardless of any funding, debt restructuring is still needed.

OUTLOOK

We believe the key issue for emerging markets remains the outlook for the U.S. economy. The strength of the U.S. equity rally toward the end of the period may suggest that markets are expecting a V-shaped U.S. recovery; however, uncertainty remains as to what form it will take. We do not expect markets to return to their September lows, but recognize that they will remain uncertain. U.S. trade flows declined as a result of the terrorist attacks, and consumer spending has grown weaker. At the margin, therefore, we reduced some of the more aggressive positions in the Fund. Even still, the Fund remains broadly positioned for economic recovery, and we continue to believe that medium-term growth will improve. Valuations of many emerging markets stocks are at historic lows and appear relatively cheap on a longer-term basis, especially when compared with developed markets stocks.

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                                        3
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SCHRODER EMERGING MARKETS FUND
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            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 SCHRODER EMERGING MARKETS FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                       EMERGING MARKETS FREE (EMF) INDEX
[COMPARISON CHART]

                                                                   EMERGING MARKETS FUND                  MSCI EMF INDEX
                                                                   ---------------------                  --------------
10/97                                                                    10000.00                           10000.00
                                                                         10010.00                           10000.00
                                                                          9670.00                            9635.12
                                                                         10050.00                            9867.31
                                                                          9370.00                            9093.42
                                                                         10140.00                           10042.50
                                                                         10440.00                           10478.40
04/98                                                                    10470.00                           10364.20
                                                                          9040.00                            8943.89
                                                                          8220.00                            8005.71
                                                                          8630.00                            8259.54
                                                                          6400.00                            5871.38
                                                                          6740.00                            6243.83
10/98                                                                     7360.00                            6901.32
                                                                          7930.00                            7475.29
                                                                          8388.99                            7366.95
                                                                          8358.89                            7248.10
                                                                          8318.75                            7318.60
                                                                          9442.63                            8283.12
04/99                                                                    10857.50                            9307.91
                                                                         10656.80                            9253.76
                                                                         12232.30                           10304.00
                                                                         12252.30                           10024.10
                                                                         12402.80                           10115.30
                                                                         12031.50                            9772.96
10/99                                                                    12232.50                            9981.05
                                                                         13094.80                           10876.00
                                                                         15088.50                           12259.20
                                                                         15287.70                           12332.30
                                                                         15633.20                           12495.10
                                                                         16241.30                           12556.10
04/00                                                                    14123.40                           11365.90
                                                                         13630.70                           10896.00
                                                                         13997.60                           11279.80
                                                                         13242.70                           10699.70
                                                                         13483.80                           10752.30
                                                                         11995.00                            9813.46
10/00                                                                    10998.90                            9101.96
                                                                          9782.42                            8306.45
                                                                          9971.22                            8506.63
                                                                         11428.60                            9677.99
                                                                         10201.90                            8920.21
                                                                          9164.34                            8044.24
04/01                                                                     9709.62                            8441.63
                                                                          9930.03                            8542.08
                                                                          9751.29                            8366.97
                                                                          8912.68                            7838.18
                                                                          8703.23                            7760.58
                                                                          7319.41                            6559.24
10/01                                                                     7854.46                            6966.57

The MSCI EMF Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF (ex-Malaysia).

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder Emerging Markets Fund -- Investor Shares.........      -28.60%              -5.86%

*Average annual total return from commencement of Fund operations (October 31,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Telefonos De Mexico ADR               4.3%
Samsung Electronics                   4.0
Taiwan Semiconductor
  Manufacturing                       3.7
China Mobile (Hong Kong)              2.7
SK Telecom                            2.5

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                   % OF NET
                                    ASSETS
-----------------------------------------------
Asia/Far East                        45.7%
Latin America                        23.4
Africa                               10.9
Europe                               10.9
Mid East                              3.3
Short-Term Investment and Other
  Assets                              5.8

                                                                     [Pie Chart]

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                                        4
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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder International Fund's Investor Shares had a total return of -24.96% for the 12 months ended October 31, 2001. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned -24.96% for the same period.

Country positioning and good stock selection within sectors were positive contributors to performance in the period, although these gains were offset by the Fund's sectoral composition. An emphasis on attractively valued cyclical growth areas, established early in 2001, detracted from the Fund's performance, despite global monetary easing, as the outlook for corporate profitability remained weak and deteriorated further with the terrorist attacks of September
11. Currency hedging added value, as the Fund was partially protected against its exposure to a weakening yen.

MARKET BACKGROUND

In the latter part of 2000, signs of economic weakness mounted in the U.S. and parts of Asia, in response to tight monetary policy and persistently high oil prices. The U.S. Federal Reserve began to reduce interest rates aggressively at the beginning of 2001. Initially, markets responded favorably, particularly those in the Pacific ex-Japan region, given its interest rate sensitivity, and in many emerging markets, where some valuations appeared to discount a hard economic landing. Initial expectations of a swift economic recovery in the U.S. in 2001 appeared increasingly unfounded, however, as corporate profitability remained weak, particularly in the technology and telecommunications areas.

Continental Europe disappointed expectations that it would lead global economic growth in 2001. Growing evidence of weakness in the region's largest economies prompted forecasts to be revised downward, and persistently high inflation, compounded by the weakness of the euro, constrained the European Central Bank's
(ECB) policy response. The ECB's continued intransigence over rate cuts despite signs of moderating inflation and more recently, increasing political pressure, tempered investor enthusiasm toward European equities.

In contrast, the Bank of Japan adopted an easier monetary stance in March 2001 with a small discount rate cut, which boosted sentiment regarding the likelihood of a much-needed change in policy. The election of a reform-minded Prime Minister in July improved the prospect of meaningful reform in Japan, although early enthusiasm for the new Koizumi administration waned, as investors became impatient with the lack of concrete reform measures.

The devastating terrorist attacks on the United States in early September had a decisive impact on equity markets, causing a sharp increase in investors' risk aversion and the postponement of expectations of economic recovery. This initially reinforced investors' preference for defensive areas of the equity markets at the expense of more economically sensitive sectors, a trend much in evidence during the year. During October 2001, however, investors were encouraged by a significant increase in monetary and fiscal stimulus in response to the terrorism and by the prospect that economic recovery, albeit delayed by the events, might eventually be more vigorous than previously anticipated.

The 12-month period was marked by unusually large divergences in sector returns. For most of the year, defensive sectors, such as consumer staples, healthcare and utilities outperformed, and technology and telecommunications sectors lagged. Cyclical sectors generally performed well, spurred by cheap valuations at the start of the period and an anticipated economic recovery in 2002.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund benefited from country positioning relative to its benchmark in fiscal 2001, particularly its underweighted position in Japan at the beginning of the period. We believed that in the absence of efforts to combat deflation, corporate profitability would remain poor in Japan and that a significant change in policy would be necessary for Japan to extricate itself from decade-long financial woes. In March 2001, however, we increased the Fund's Japanese weighting nearer to a neutral position, given the radical change in monetary policy by the Bank of Japan, which aimed at countering deflation, and the rise to power of the reformist Prime Minister Koizumi.

The Fund's overweighted position in continental Europe in the latter part of 2000 also added value, as the region appeared relatively insulated from the global slowdown. In light of the ECB's tight monetary policy, we moved the Fund to an underweighted position in continental Europe, reflecting the belief that the region had greater potential to disappoint in the near term than did areas of Asia.

Stock selection within sectors added value, particularly in the industrials, materials and financial sectors. Notwithstanding beneficial stock selection, the Fund's overall performance was held back by unfavorable sectional composition. Although the Fund remained very defensively positioned in the last three months of 2000, we increased the Fund's exposure to the technology and telecommunications sectors in the first calendar quarter of 2001, thereby detracting from relative performance. Investors continued to seek refuge in defensive areas, despite increasingly full valuations, as the return to profitability for most technology stocks remained in doubt.

The September 11 attacks caused us to lower our expectations for a recovery in corporate profitability, and this change was reflected in a number of revisions to the Fund's sector positioning. In particular, we reduced the Fund's exposure to the consumer discretionary sector during the period. In addition to increased economic and political uncertainty, unemployment reached historically high levels in the U.S. and Japan, and it appears likely that consumer-driven companies will suffer accordingly. Within the technology sector, we had already begun to sell positions for which visibility remained poor -- particularly in the telecommunications equipment industry -- as a return to profitability appeared unlikely in the near term. Conversely, we utilized some recent weakness in the consumer staples and utilities sectors to rebuild the Fund's defensive exposure, believing these areas offered the most reliable profit outlook in the near term.

OUTLOOK

Global economic recovery undoubtedly has been delayed by the events of September 11, and it appears likely that it will take some time for the full extent of the disruption to global economic activity to be revealed. Nevertheless, equity prices generally rose in the month after the attacks. As a result, we do not believe that valuations currently reflect the likelihood of a further deterioration in economic conditions or the increased uncertainty attached to the global economic and geopolitical outlook. We believe it is prudent to adopt a more neutral stance for the Fund until the prospects for the global economy become clearer, and we have begun to position the Fund accordingly.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
                                     INDEX
[COMPARISON CHART]

                                                                     INTERNATIONAL FUND                  MSCI EAFE INDEX
                                                                     ------------------                  ---------------
10/91                                                                    10000.00                           10000.00
                                                                          9519.00                            9535.12
                                                                          9955.92                           10028.70
                                                                          9980.81                            9817.74
                                                                          9855.05                            9468.61
                                                                          9541.66                            8845.84
                                                                          9848.90                            8889.21
                                                                         10401.40                            9486.15
                                                                         10144.50                            9038.45
                                                                          9849.31                            8809.24
                                                                          9974.39                            9363.44
                                                                          9773.91                            9181.36
10/92                                                                     9510.01                            8703.45
                                                                          9447.25                            8788.01
                                                                          9556.83                            8835.71
                                                                          9537.72                            8837.07
                                                                          9746.60                            9106.11
                                                                         10290.50                            9901.46
                                                                         10986.10                           10842.90
                                                                         11087.20                           11073.70
                                                                         11055.00                           10902.70
                                                                         11440.80                           11286.10
                                                                         12181.00                           11896.80
                                                                         12307.70                           11630.10
10/93                                                                    12889.90                           11990.30
                                                                         12415.50                           10943.70
                                                                         13926.50                           11735.70
                                                                         14721.70                           12729.00
                                                                         14396.40                           12695.00
                                                                         13748.50                           12149.00
                                                                         14141.70                           12666.30
                                                                         14154.50                           12595.10
                                                                         13995.90                           12774.10
                                                                         14224.10                           12898.50
                                                                         14808.70                           13205.30
                                                                         14459.20                           12790.60
10/94                                                                    14706.40                           13217.60
                                                                         14043.20                           12584.30
                                                                         13888.10                           12664.70
                                                                         13080.80                           12179.60
                                                                         13030.80                           12145.90
                                                                         13745.20                           12903.80
                                                                         14159.60                           13390.90
                                                                         14409.60                           13233.20
                                                                         14466.80                           13002.80
                                                                         15216.90                           13814.10
                                                                         14759.70                           13289.90
                                                                         15231.20                           13551.00
10/95                                                                    14938.30                           13188.70
                                                                         15038.30                           13557.80
                                                                         15494.70                           14105.80
                                                                         15889.00                           14166.20
                                                                         16061.50                           14215.30
                                                                         16299.80                           14518.90
                                                                         16768.10                           14943.30
                                                                         16768.10                           14670.00
                                                                         16916.00                           14754.50
                                                                         16357.30                           14324.90
                                                                         16480.50                           14358.20
                                                                         16809.20                           14741.90
10/96                                                                    16439.50                           14592.90
                                                                         17063.80                           15175.30
                                                                         17032.80                           14982.00
                                                                         16858.30                           14460.80
                                                                         17304.20                           14699.00
                                                                         17401.20                           14753.60
                                                                         17488.40                           14834.20
                                                                         18661.40                           15800.90
                                                                         19563.00                           16674.50
                                                                         19882.90                           16946.70
                                                                         18118.50                           15681.40
                                                                         19107.30                           16560.20
10/97                                                                    17808.30                           15287.30
                                                                         17478.70                           15132.30
                                                                         17601.70                           15265.10
                                                                         18293.70                           15963.60
                                                                         19374.90                           16987.70
                                                                         20164.10                           17511.20
                                                                         20564.20                           17650.20
                                                                         20704.70                           17565.60
                                                                         20553.30                           17699.50
                                                                         20629.00                           17880.00
                                                                         18218.00                           15665.50
                                                                         17677.40                           15185.70
10/98                                                                    18488.30                           16769.60
                                                                         19364.10                           17630.30
                                                                         19981.40                           18326.60
                                                                         20404.80                           18273.90
                                                                         20126.90                           17839.30
                                                                         20643.00                           18585.00
                                                                         21291.40                           19339.30
                                                                         20590.10                           18344.80
                                                                         21357.60                           19061.20
                                                                         21953.10                           19628.20
                                                                         21794.30                           19701.10
                                                                         21529.60                           19900.70
10/99                                                                    22522.10                           20647.50
                                                                         23726.40                           21366.70
                                                                         26173.10                           23286.10
                                                                         25620.80                           21808.00
                                                                         27017.10                           22396.00
                                                                         26944.20                           23264.40
                                                                         25826.00                           22041.90
                                                                         26015.10                           21504.60
                                                                         26857.90                           22345.10
                                                                         26320.20                           21411.50
                                                                         25826.20                           21598.70
                                                                         24678.00                           20548.40
10/00                                                                    24329.30                           20064.70
                                                                         24227.10                           19314.30
                                                                         25574.10                           20001.90
                                                                         25824.80                           20009.90
                                                                         23260.30                           18515.20
                                                                         21299.50                           17259.80
                                                                         23286.80                           18445.60
                                                                         22003.70                           17764.90
                                                                         20619.60                           17036.60
                                                                         20318.60                           16741.80
                                                                         19841.10                           16311.60
                                                                         17678.40                           14662.50
10/01                                                                    18256.50                           15058.40

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder International Fund -- Investor
  Shares.................................      -24.96%              2.12%(a)            6.20%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Roche Holding                         2.3%
Vodafone Group                        2.3
BP                                    2.2
HBOS                                  1.8
British Telecommunications            1.8

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

Europe                                  57.6%
Japan                                   20.7
Far East ex-Japan                        1.9
North America                            0.7
Short-Term Investments
  and Other Net Assets                  19.1

                                                                     [Pie CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder International Smaller Companies Fund's Investor Shares had a total return of -28.67% for the 12 months ended October 31, 2001. The Fund's benchmark, the Salomon Smith Barney Extended Market Index (EPAC) returned -19.14% over the same period.

The Fund's outperformance of the Index during fiscal 2000 largely reversed during the 2001 fiscal year. Stock selection, primarily in continental Europe, was the main detractor from the Fund's relative performance in fiscal 2001. In the Pacific ex-Japan markets, our focus upon Hong Kong and Singapore also detracted from the Fund's performance. Stock selection in Japan was positive, as it was in the United Kingdom, albeit to a lesser extent. The Fund's partial hedging of its yen exposure also helped relative performance.

MARKET BACKGROUND

In the latter part of 2000, signs of economic weakness mounted in the U.S. and parts of Asia in response to tight monetary policy and persistently high oil prices. The U.S. Federal Reserve began to reduce interest rates aggressively at the beginning of 2001. Initially, markets responded favorably, particularly those in the Pacific ex-Japan region, given its interest rate sensitivity, and in many emerging markets, where some valuations appeared to discount a hard economic landing. Initial expectations of a swift economic recovery in the U.S. in 2001 appeared increasingly unfounded, however, as corporate profitability remained weak, particularly in the technology and telecommunications areas which suffered significant retrenchment as a result of a reduction in corporate spending in information technology and telecommunications. Over the period, the information and telecommunications sectors within the EPAC-EMI Index fell by over 60%.

Continental Europe disappointed expectations that it would lead global economic growth in 2001. Growing evidence of weakness in the region's largest economies prompted forecasts to be revised downward, and persistently high inflation, compounded by the weakness of the euro, constrained the European Central Bank's
(ECB) policy response. The ECB's continued intransigence over interest rate cuts despite signs of moderating inflation and more recently, increasing political pressure, tempered investor enthusiasm toward European equities.

In contrast, the Bank of Japan adopted an easier monetary stance in March 2001 with a small discount rate cut, which boosted sentiment regarding the likelihood of a much-needed change in policy. The election of a reform-minded Prime Minister in July improved the prospect of meaningful reform in Japan, although early enthusiasm for the new Koizumi Administration waned, as investors became impatient with the lack of concrete reform measures. Over the period as a whole, Japanese smaller companies held up better than their large cap counterparts as their valuations were more modest and they were generally less exposed to global economic concerns.

The devastating terrorist attacks on the United States in early September had a decisive impact on equity markets, causing a sharp increase in investors' risk aversion and the postponement of expectations of economic recovery. This initially reinforced investors' preference for defensive areas of the equity markets at the expense of more economically sensitive sectors, a trend much in evidence during the year. During October 2001 however, investors were encouraged by a significant increase in monetary and fiscal stimulus in response to the attacks and by the prospect that economic recovery, albeit delayed by the events, might eventually be more vigorous than previously anticipated.

The 12-month period was marked by unusually large divergences in sector returns. For most of the year, defensive sectors, such as consumer staples, healthcare and utilities outperformed, and technology and telecommunications sectors lagged. Cyclical sectors generally performed well, spurred by cheap valuations at the start of the period and an anticipated economic recovery in 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The performance of Continental European equities over the period was disappointing as growth decelerated faster and further than generally expected. The unwillingness of the ECB to take actions to stimulate growth was an overhang on the markets for the period. Stock selection in Continental Europe remained the largest single area of exposure within the Fund, and we continued to emphasize that region. Areas of focus included outsourcing (new holdings in A Novo and Internatio-Muller) and healthcare (Unilabs, Thiel Logistik, Capio), where companies have benefited from rising demand and government initiatives to contain costs. We also added to the Fund's industrial services exposure, through purchases of ISS, Group 4 Falck, and SG Surveillance.

We remained cautious on Japan and the U.K. While we recognized the inexpensive valuations of small capitalization companies in Japan, the overall economic situation dictated caution. The Fund avoided companies with exposure to the technology and capital spending cycle, while favoring companies with relatively good earnings visibility, which resulted in a positive contribution to performance from Japan. New purchases included Belluna, a niche mail order retailer, and Toppan Forms, a specialist printer that benefited from increased outsourcing, particularly in the financial industry.

The Fund remained underweighted in the U.K. We continued to be cautious on the technology, telecommunication and general manufacturing sectors. During the period, we reduced the Fund's exposure to the media sector through the sale of Scottish Radio Holdings and partial sales of Johnstone Press and Sterling Publishing.

OUTLOOK

Although small capitalization equities outperformed large-capitalization during the 2001 fiscal year, international small capitalization stocks still fell sharply during the period. We believe that current valuations are attractive relative to local bond markets, and the sharp increases in free liquidity worldwide should support small cap equity prices going forward. However, the outlook for corporate earnings remains critical. Cost cutting remains crucial in the face of the likely deceleration in consumption growth that, in recent periods, has been surprisingly resilient in the major economies.

The Fund continues to be biased toward growth, focusing on companies with relatively solid earnings visibility and strong balance sheets. We do not see value in purely defensive sectors, but believe that, overall, international small capitalization companies now are generally undervalued in relation to the potential impact of global economic recovery in the latter half of 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               SCHRODER INTERNATIONAL SMALLER COMPANIES FUND VS.
     SALOMON SMITH BARNEY EXTENDED MARKET INDEX (EMI) (EUROPE PACIFIC BASIN
                                   COUNTRIES)
[COMPARISON CHART]

                                                              INTERNATIONAL SMALLER COMPANIES     SALOMON SMITH BARNEY EMI EPAC
                                                                            FUND                              INDEX
                                                              -------------------------------     -----------------------------
11/96                                                                    10000.00                           10000.00
                                                                          9970.00                           10147.00
                                                                          9917.78                            9962.32
                                                                          9527.48                            9697.33
                                                                          9677.59                            9874.79
                                                                          9637.56                            9765.18
04/97                                                                     9357.34                            9619.68
                                                                          9997.84                           10226.70
                                                                         10288.10                           10468.70
                                                                          9947.81                           10264.60
                                                                          9477.44                            9803.65
                                                                          9567.51                            9931.82
10/97                                                                     9227.24                            9542.09
                                                                          8756.87                            9161.70
                                                                          8516.77                            8938.51
                                                                          9176.82                            9356.59
                                                                          9687.82                           10049.60
                                                                         10241.40                           10522.20
04/98                                                                    10763.10                           10606.50
                                                                         11306.00                           10851.50
                                                                         11263.40                           10545.80
                                                                         11529.60                           10520.90
                                                                         10060.40                            9287.35
                                                                          9528.14                            9006.88
10/98                                                                     9953.97                            9649.97
                                                                         10294.60                            9967.80
                                                                         10729.40                           10202.00
                                                                         10925.10                           10162.00
                                                                         11477.70                            9974.10
                                                                         12076.30                           10330.80
04/99                                                                    13077.90                           10860.40
                                                                         12962.80                           10570.50
                                                                         14574.50                           10928.00
                                                                         15886.90                           11349.10
                                                                         16393.40                           11523.10
                                                                         16163.20                           11485.90
10/99                                                                    16462.20                           11390.50
                                                                         18430.80                           11790.60
                                                                         20417.00                           12545.40
                                                                         22793.50                           12216.60
                                                                         26755.00                           12652.60
                                                                         25703.60                           12762.00
04/00                                                                    22755.40                           11959.70
                                                                         21235.80                           11757.70
                                                                         22508.60                           12518.70
                                                                         21911.20                           12079.70
                                                                         22677.50                           12400.20
                                                                         22067.00                           11784.20
10/00                                                                    20131.70                           11145.10
                                                                         19262.00                           10731.60
                                                                         19870.70                           11152.20
                                                                         20202.60                           11252.60
                                                                         19236.90                           10830.60
                                                                         17638.30                            9962.03
04/01                                                                    18666.60                           10650.40
                                                                         18254.10                           10600.40
                                                                         17461.80                           10207.10
                                                                         16655.10                            9939.65
                                                                         16338.70                            9932.70
                                                                         13915.60                            8646.41
10/01                                                                    14359.50                            9010.43

The Salomon Smith Barney EMI EPAC Index is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC Index represents the smallest companies in each country based on the total market capital having in the aggregate 20% of the cumulative available market capital in such country.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder International Smaller Companies Fund -- Investor
  Shares..................................................      -28.67%               7.52%

*Average annual total return from commencement of Fund operations (November 4,
1996)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Reed Health Group                     2.2%
BPP Holdings                          1.9
Findel                                1.9
Venture Manufacturing                 1.4
Hong Kong Exchanges & Clearing        1.4

                             GEOGRAPHIC ALLOCATION
------------------------------------------------------

                                % OF NET ASSETS
-----------------------------------------------
Europe.........................      69.9%
Japan..........................      20.8
Far East ex-Japan..............       7.9
Mid-East.......................       0.2
Short-Term Investments and.....       1.2
  Other Net Assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

The most recent fiscal year was a very successful one for Schroder Ultra Fund. The Fund's strategy of investing aggressively in underfollowed and under-appreciated smaller companies, while hedging its downside risk with a combination of short sales and defensive cash positions, generated a total return of 85.74% on the Fund's Investor Shares for the 12 months ended October 31, 2001, far outpacing the Fund's benchmark, the Russell 2000 Index, which returned -12.70% and the S&P 500 which returned -24.90% for the same period.

MARKET BACKGROUND

During the year ended October 31, 2001, negative investor sentiment dominated U.S. equity markets as concerns about a slowing economy and declining corporate profits mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50 basis point rate cut in early January 2001. While this sparked a sharp short term rally, the equity markets, and particularly tech stocks, sold off once again in February, as disappointing earnings outweighed the psychological boost of a series of interest rate cuts. After a sharp rally in April and May, smaller companies performance stalled out in June, and then began to decline through a summer marked with continued earnings warnings. The tragic events of September 11 further hurt smaller companies, as investors sought safety and liquidity in an uncertain world environment. Toward the end of the period, smaller companies began to rally as further rate cuts caused investors to rotate out of more defensive healthcare names and into early cycle names in the consumer and technology sectors.

PORTFOLIO REVIEW

During the most recent fiscal year the Fund benefited from investments across a variety of industries. Among the Fund's best performers were Corinthian Colleges, a rapidly growing operator of post-secondary schools; Serologicals, a provider of life biological products to life science companies; D&K Healthcare Resources, a drug distributor; Movie Gallery, an owner of video rental stores; Metalsolv, a provider of software to telecommunications companies and Chicos FAS, a women's apparel retailer. All of these investments had one unifying theme: they are all profitable companies whose strong fundamentals attracted increased investor attention and thus a higher price earnings multiple. As always, we remained valuation conscious, taking profits when we thought these, or any of the Fund's other investments were fully priced and returning to them again when we saw profitable opportunities. While this resulted in high portfolio turnover, we feel it was an important contributor to our success.

The Fund's hedging strategies also contributed to its success this year. By selectively shorting individual stocks, as well as using puts on index options, we were able to hedge significant market risk in the Fund, limiting losses in down markets. In addition, for much of the period, the Fund maintained significant cash positions to be redeployed when the markets begin to rally once again.

While most of the Fund's investments were successful this year, some were not. Earnings disappointments in companies such as ACT Manufacturing, Integrated Electrical Services and Media 100 all resulted in sizeable losses. Fortunately, the Fund had far more profitable investments than losers, and so the Fund ended the year with a positive total return.

OUTLOOK

Looking forward, we continue to search for companies that can grow their earnings independently of the economic cycle. While the near term economic outlook is murky, we believe that declining interest rates and oil prices should help stimulate economic growth at sometime in the future. In the meantime, the Fund will continue to operate as it always has, hedging its downside while looking for undervalued, underfollowed and misunderstood companies that we believe can offer superior earnings growth and price performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   SCHRODER ULTRA FUND VS. RUSSELL 2000 INDEX
[COMPARISON CHART]

                                                                         ULTRA FUND                     RUSSELL 2000 INDEX
                                                                         ----------                     ------------------
10/97                                                                     10000.00                          10000.00
                                                                          10260.00                           9561.00
                                                                          10370.00                           9498.85
                                                                          10778.40                           9665.08
                                                                          10747.80                           9512.38
                                                                          12124.40                          10215.30
                                                                          13592.80                          10636.20
04/98                                                                     14632.90                          10694.70
                                                                          14541.10                          10118.30
                                                                          14683.90                          10139.50
                                                                          14765.40                           9319.23
                                                                          13582.60                           7509.43
                                                                          14265.80                           8097.42
10/98                                                                     15275.30                           8427.80
                                                                          16352.10                           8869.41
                                                                          17573.50                           9418.43
                                                                          18344.20                           9543.70
                                                                          19814.60                           8770.66
                                                                          19553.70                           8907.48
04/99                                                                     21735.60                           9705.59
                                                                          23929.30                           9847.29
                                                                          24830.50                          10292.40
                                                                          25909.60                          10010.40
                                                                          25506.40                           9639.99
                                                                          27878.00                           9641.92
10/99                                                                     29158.70                           9681.45
                                                                          30581.60                           9987.39
                                                                          34254.70                          11118.00
                                                                          35716.10                          10939.00
                                                                          46636.40                          12745.00
                                                                          48515.10                          11905.10
04/00                                                                     53156.30                          11188.40
                                                                          52481.80                          10536.10
                                                                          61731.90                          11454.90
                                                                          62502.80                          11086.00
                                                                          71463.90                          11931.90
                                                                          71849.30                          11581.10
10/00                                                                     74177.90                          11065.70
                                                                          75398.40                           9929.28
                                                                          85052.20                          10782.20
                                                                          91990.30                          11344.00
                                                                          90943.60                          10599.80
                                                                          94472.50                          10081.50
04/01                                                                    102009.00                          10869.80
                                                                         109336.00                          11137.20
                                                                         115915.00                          11521.50
                                                                         118278.00                          10898.10
                                                                         122943.00                          10546.10
                                                                         123631.00                           9126.63
10/01                                                                    137836.00                           9660.54

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                              ONE YEAR ENDED       INCEPTION TO
                                                             OCTOBER 31, 2001    OCTOBER 31, 2001
                                                             ----------------    ----------------
Schroder Ultra Fund(a) -- Investor Shares..................       85.74%              91.21%(b)

(a) Formerly Schroder Micro Cap Fund.
(b) Average annual total return from commencement of operations (October 15,
    1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Hollywood Entertainment               3.8%
D & K Healthcare Resources            3.2
Bio-Rad Laboratories                  2.6
Actuant                               2.6
MCSi                                  2.2

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Health Care                          21.3%
Consumer Discretionary               13.2
Banks & Finance                       5.4
Technology                            5.0
Capital Goods                         4.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

For the 12 months ended October 31, 2001, Schroder U.S. Large Cap Equity Fund's Investor Shares had a total return of -28.28%. The Fund's benchmark, the S&P 500 Index returned -24.90% over the same period.

A modest positive contribution from sector weights relative to the benchmark was not enough to offset the adverse effect of individual stock selections made for the Fund. Stock selection was weakest in the telecommunications services and industrials sectors and was strongest in technology.

MARKET BACKGROUND

After a disheartening end to 2000 and continued weakness through March 2001, a mid-spring equity rally proved short-lived. Concerns continued to mount that the anticipated deterioration in corporate profits had been underestimated and that accommodative fiscal and monetary policy would not be enough to head off recession. The September 11 terrorist attacks on the Pentagon and World Trade Center had a truly profound affect on both the nation and the outlook for the economy and financial markets. For the equity markets, a necessarily more bearish view regarding near-term economic growth and corporate profits reversed the more positive sentiment that had developed during the second fiscal quarter of 2001. Consequently, consumer staples and healthcare, sectors in which earnings are typically less susceptible to the negative impact of recessionary economic conditions, significantly outperformed more economically sensitive sectors. Following September 11, there was a renewed appetite for quality and liquidity inherent in many of the largest-capitalization issues that make up the Fund's portfolio. The biggest headwind to relative performance had been the general underperformance of these stocks through much of the fiscal year. Despite the sharp decline in absolute performance, relative performance improved during September under these conditions. For the near-term, we believe that the market will likely remain highly volatile, and high quality, large capitalization companies should continue to find favor.

PORTFOLIO REVIEW

For most of the fiscal year, smaller capitalization and lower-quality stocks that were already depressed were favored at the expense of large capitalization and higher-quality issues, as investors focused on minimizing downside risk, with little regard for long-term growth prospects. The combination of these market conditions and the Fund's focus on large capitalization names with potential for long-term earnings growth detracted from performance. We anticipate that the change in market sentiment following the September 11 attacks and the more attractive valuations of large capitalization issues relative to their smaller market capitalization counterparts will provide a more positive environment for the Fund's performance in the coming months.

The largest contributors to relative performance were in the technology sector. Electronic Data Systems benefited from the less cyclical and, therefore, more defensive nature of its businesses. That position was sold by the Fund to take advantage of the stock's strong outperformance. International Business Machines, likewise, furnished strong relative performance, again from the large contribution that its services business makes toward total revenues. Microsoft also outperformed, as it benefited from the settlement of the antitrust lawsuit brought by the Federal Government and a potentially favorable product cycle. In healthcare, Baxter International benefited, as the company continued to produce consistent earnings and its increased capacity to manufacture Factor 8 for the treatment of hemophilia is expected to boost revenues. Sun Microsystems detracted from the Fund's relative performance as it fell victim to the economic cycle and the bias against the largest-capitalization companies. General Electric also underperformed in the wake of Chairman Jack Welch's retirement. Following GE's laggard performance, the Fund added to its holdings in that company on the view that over the near and intermediate term, earnings should be less vulnerable than many of its industrial peers. The Fund maintained its position in Sun Microsystems because we believe that the company's industry leadership will eventually be rewarded when cyclical

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

pressures abate. Qwest Communications also underperformed, and the Fund sold its position in that stock following reports that suggested commercial services revenues would be much weaker than expected.

OUTLOOK

An increasing body of evidence suggested that the economy was disappointingly weak even before the horrific events of September 11. Therefore, even without the negative fallout from the terrorist attacks, our previous forecast of 2.5% real GDP growth in the second half of the 2001 calendar year appeared too optimistic. Now, consumer spending looks to be stalling, and capital spending is likely to be even softer than otherwise would have been the case. We anticipate that real GDP will likely decline modestly in the fourth quarter of 2001 and perhaps again in the first quarter of 2002. We anticipate modest acceleration thereafter as the impact of fiscal and monetary stimulus should be tempted by ongoing labor market weakness, high consumer and corporate debt burdens, the negative wealth effect, and a low savings rate.

As investors wrestle with the threat to earnings from lower economic activity set against dramatic increases in liquidity and stronger future growth, we continue to focus on the fundamental health of the companies held in the Fund's portfolio and their prices both relative to that outlook and to their peers and the market. For example, we eliminated positions in Boeing on the view that the terrorist incidents significantly changed the fundamental outlook for the aerospace industry and for Boeing's commercial airline business. We believe that the airline industry will experience a sustained decline in passenger rates and capacity regardless of increased liquidity and the potential for a recovery in the economy. A sharp reduction in the number of passengers, the elimination of several routes, and the strong possibility of bankruptcies within the industry will likely result in a drop-off in orders for the foreseeable future, suggesting that Boeing will trade at or less than its historically low valuations. Our objective continues to be to utilize our research resources to identify attractively priced, high-quality, large capitalization companies with good earnings growth prospects.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. LARGE CAP EQUITY FUND VS. STANDARD & POOR'S (S&P) 500 INDEX
[COMPARISON CHART]

                                                                 U.S. LARGE CAP EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/91                                                                     10000.00                           10000.00
                                                                           9644.00                            9595.80
                                                                          10931.50                           10693.60
                                                                          10697.50                           10496.20
                                                                          10886.90                           10630.30
                                                                          10686.60                           10422.50
                                                                          10831.90                           10726.70
                                                                          10954.30                           10785.10
                                                                          10474.50                           10628.40
                                                                          11055.80                           11057.00
                                                                          10999.50                           10833.80
                                                                          11459.20                           10959.10
10/92                                                                     11773.20                           10998.30
                                                                          12187.60                           11370.10
                                                                          12595.90                           11520.00
                                                                          12645.00                           11604.00
                                                                          12470.50                           11760.60
                                                                          13054.20                           12014.70
                                                                          12669.10                           11720.10
                                                                          13103.60                           12035.90
                                                                          12917.50                           12075.80
                                                                          12780.60                           12018.00
                                                                          13441.40                           12400.50
                                                                          13678.00                           12309.70
10/93                                                                     14065.00                           12560.50
                                                                          13852.60                           12442.70
                                                                          14168.50                           12596.20
                                                                          14314.40                           13019.40
                                                                          14250.00                           12667.40
                                                                          13440.60                           12115.10
                                                                          13716.10                           12270.20
                                                                          13716.10                           12471.40
                                                                          13263.50                           12165.90
                                                                          13522.10                           12564.90
                                                                          14056.30                           13080.00
                                                                          13651.50                           12760.90
10/94                                                                     13781.10                           13048.00
                                                                          13070.00                           12573.10
                                                                          13430.80                           12759.10
                                                                          13499.30                           13089.60
                                                                          14085.10                           13600.10
                                                                          14344.30                           14001.30
                                                                          14619.70                           14413.00
                                                                          15068.50                           14989.50
                                                                          15362.40                           15337.20
                                                                          16207.30                           15846.40
                                                                          16051.70                           15886.00
                                                                          16483.50                           16556.40
10/95                                                                     16224.70                           16496.80
                                                                          17000.20                           17221.00
                                                                          17195.80                           17553.40
                                                                          17653.20                           18150.20
                                                                          17713.20                           18319.00
                                                                          18228.60                           18494.90
                                                                          18347.10                           18766.80
                                                                          18684.70                           19250.90
                                                                          18445.50                           19324.10
                                                                          17611.80                           18470.00
                                                                          18168.30                           18859.70
                                                                          19360.20                           19921.50
10/96                                                                     19379.50                           20471.30
                                                                          21166.30                           22018.90
                                                                          20889.10                           21583.00
                                                                          22088.10                           22931.90
                                                                          22187.50                           23110.80
                                                                          20887.30                           22158.60
                                                                          21612.10                           23481.50
                                                                          22811.60                           24902.10
                                                                          23735.40                           26017.70
                                                                          25608.20                           28088.70
                                                                          24058.90                           26515.80
                                                                          25134.30                           27968.80
10/97                                                                     24508.50                           27034.70
                                                                          25432.40                           28286.40
                                                                          25758.00                           28772.90
                                                                          25245.40                           29092.30
                                                                          27335.70                           31189.80
                                                                          28841.90                           32786.70
                                                                          28980.30                           33117.90
                                                                          27780.50                           32548.30
                                                                          29355.70                           33869.70
                                                                          28395.80                           33507.30
                                                                          22847.20                           28662.20
                                                                          24834.90                           30499.40
10/98                                                                     26685.10                           32979.00
                                                                          28123.50                           34977.50
                                                                          31411.10                           36992.20
                                                                          33072.80                           38538.50
                                                                          31412.50                           37340.00
                                                                          31930.80                           38833.60
                                                                          32502.40                           40336.40
                                                                          32606.40                           39384.50
                                                                          35513.90                           41570.30
                                                                          33956.30                           40273.30
                                                                          33540.90                           40076.00
                                                                          33021.70                           38977.90
10/99                                                                     34943.60                           41445.20
                                                                          36033.80                           42294.80
                                                                          41123.80                           44777.50
                                                                          37480.20                           42529.70
                                                                          41003.40                           41725.90
                                                                          43057.60                           45806.70
                                                                          43057.60                           44427.90
                                                                          40237.30                           43517.10
                                                                          40766.10                           44592.00
                                                                          40354.70                           43896.40
                                                                          43526.60                           46622.30
                                                                          41734.60                           44160.70
10/00                                                                     41483.40                           43975.20
                                                                          38384.60                           40509.90
                                                                          38718.50                           40708.40
                                                                          39640.00                           42153.60
                                                                          36036.80                           38309.20
                                                                          33943.00                           35884.20
                                                                          36373.30                           38672.40
                                                                          36373.30                           38931.50
                                                                          35198.50                           37989.40
                                                                          34445.20                           37609.50
                                                                          32013.40                           35255.10
                                                                          29583.60                           32410.00
10/01                                                                     29752.20                           33029.10

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder U.S. Large Cap Equity
  Fund -- Investor Shares................      -28.28%              8.96%(a)            11.53%(a)

(a) Average annual total return.

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Microsoft                             4.6%
Pfizer                                4.5
Citigroup                             4.3
General Electric                      4.3
Exxon Mobil                           3.8

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Financial Services                   19.1%
Health Care                          16.0
Capital Goods                         8.1
Consumer Staples                      7.9
Telecommunications                    6.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder U.S. Smaller Companies Fund's Investor Shares had a total return of 3.25% for the 12 months ended October 31, 2001. The Fund's benchmark, the Russell 2000 Index, returned -12.70% for the same period.

During the period, small-capitalization stocks outpaced large-capitalization stocks, as measured by the S&P 500 Index, which declined -24.90%. We believe that the Fund's strong relative performance reflects its emphasis on identifying companies with solid fundamentals and strong earnings growth.

MARKET BACKGROUND

For much of the period under review, negative investor sentiment dominated U.S. equity markets, as concerns about the softening macroeconomic environment mounted. After a number of earnings warnings and a sliding stock market in late 2000, the Federal Reserve surprised investors with a 50 basis point rate cut in early January 2001. While this sparked a sharp short term rally, the equity market, and particularly tech stocks, sold off once again in February, as disappointing earnings outweighed the psychological boost of a series of interest rate cuts. After a sharp rally in April and May, smaller companies performance stalled out in June, and then began to decline through a summer marked with continued earnings warnings. The tragic events of September 11 further hurt smaller companies, as investors sought safety and liquidity in an uncertain world environment. Toward the end of the period, smaller companies began to rally as further rate cuts caused investors to rotate out of more defensive healthcare names and into early cycle names in the consumer and technology sectors.

PORTFOLIO REVIEW

Healthcare was the Fund's best-performing sector during the period, followed by business services. Technology was the worst-performing sector.

Stock selection within the healthcare sector helped the Fund to outperform the benchmark during the period. Bergen Brunswig, a supplier of pharmaceutical and specialty healthcare products, was the Fund's top healthcare performer. In business services, the Fund's exposure to Global Payments proved beneficial. That company supported its January IPO with strong earnings reports and acquisitions. The Fund's investments in the technology sector were generally disappointing. For example, APW, a provider of electronics manufacturing services, detracted from the Fund's performance, as the stock depreciated significantly following disappointing corporate earnings. The Fund continued to focus on its residual bottom-up stock selection approach. The Fund remained overweight in healthcare and consumer cyclicals. During the period, the Fund accumulated positions in Mohawk Industries (carpets and rugs), Plexus(commercial services) and Covance (contract research organization). The Fund sold positions in Advance PCS (health improvement services) and Abercrombie & Fitch (specialty retailer).

OUTLOOK

Looking ahead, a great deal of uncertainty remains in the equity markets. The events of September 11 have caused real economic implications in the U.S. and other economies, but we believe the longer-term economic ramifications should be small. In the near term, we expect that corporate profits will be weak and we believe the markets will continue to be volatile as the political and economic impact unfolds. We will continue to search for companies that can grow their earnings independently of the economic cycle. While the near-term outlook is murky, we believe that declining interest rates and oil prices should help stimulate economic growth sometime in the near future. In the meantime, the Fund will continue to operate as it always has, investing in underfollowed and misunderstood companies that we believe can offer superior earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. SMALLER COMPANIES FUND VS. RUSSELL 2000 INDEX
[COMPARISON CHART]

                                                                U.S. SMALLER COMPANIES FUND             RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
08/93                                                                     10000.00                           10000.00
                                                                          10350.00                           10432.00
                                                                          10820.00                           10726.20
10/93                                                                     10990.00                           11001.90
                                                                          10710.00                           10639.90
                                                                          11202.30                           11003.80
                                                                          11655.60                           11349.30
                                                                          11806.70                           11308.40
                                                                          11222.40                           10711.30
04/94                                                                     11373.50                           10774.50
                                                                          11343.30                           10653.90
                                                                          11141.90                           10291.60
                                                                          11272.80                           10460.40
                                                                          11917.50                           11043.10
                                                                          11665.70                           11006.60
10/94                                                                     11897.40                           10963.70
                                                                          11383.60                           10520.80
                                                                          11700.60                           10803.80
                                                                          11752.80                           10667.60
                                                                          12379.60                           11111.40
                                                                          12755.70                           11302.50
04/95                                                                     13090.00                           11553.50
                                                                          13382.60                           11752.20
                                                                          13957.10                           12362.10
                                                                          15116.80                           13074.20
                                                                          15680.90                           13344.80
                                                                          16224.10                           13583.70
10/95                                                                     15816.70                           12976.50
                                                                          16683.80                           13521.50
                                                                          17443.50                           13878.50
                                                                          17360.40                           13863.20
                                                                          17835.40                           14295.70
                                                                          18785.30                           14587.40
04/96                                                                     19972.80                           15367.80
                                                                          21160.20                           15973.30
                                                                          20459.60                           15316.80
                                                                          18916.00                           13979.60
                                                                          19497.80                           14791.80
                                                                          20614.00                           15370.30
10/96                                                                     20459.60                           15133.60
                                                                          21124.60                           15757.10
                                                                          21331.00                           16170.00
                                                                          21720.40                           16493.40
                                                                          21720.40                           16094.20
                                                                          20941.50                           15334.60
04/97                                                                     21012.30                           15377.50
                                                                          23472.90                           17087.50
                                                                          24836.00                           17820.60
                                                                          26022.00                           18649.20
                                                                          26588.50                           19076.30
                                                                          28376.40                           20472.70
10/97                                                                     27084.10                           19573.90
                                                                          26871.70                           19446.70
                                                                          27060.20                           19787.00
                                                                          26537.90                           19474.40
                                                                          28298.10                           20913.50
                                                                          30058.20                           21775.20
04/98                                                                     30096.90                           21894.90
                                                                          28549.50                           20714.80
                                                                          28588.20                           20758.30
                                                                          26615.30                           19079.00
                                                                          21392.80                           15373.80
                                                                          21934.40                           16577.60
10/98                                                                     22766.10                           17254.00
                                                                          24139.40                           18158.10
                                                                          24563.00                           19282.00
                                                                          24078.40                           19538.50
                                                                          22508.00                           17955.90
                                                                          22527.40                           18236.00
04/99                                                                     24000.80                           19869.90
                                                                          24815.10                           20160.00
                                                                          26385.40                           21071.30
                                                                          26036.40                           20493.90
                                                                          24621.20                           19735.60
                                                                          24698.80                           19739.60
10/99                                                                     24795.10                           19820.50
                                                                          26210.40                           20446.80
                                                                          27780.70                           22761.40
                                                                          27586.20                           22395.00
                                                                          29660.70                           26092.40
                                                                          32819.60                           24372.90
04/00                                                                     32898.30                           22905.70
                                                                          31579.10                           21570.20
                                                                          33537.00                           23451.20
                                                                          33188.20                           22696.00
                                                                          36658.40                           24427.80
                                                                          36134.90                           23709.60
10/00                                                                     34894.40                           22654.50
                                                                          32860.00                           20327.90
                                                                          36454.90                           22074.00
                                                                          37049.20                           23224.10
                                                                          35837.60                           21700.60
                                                                          34579.70                           20639.50
04/01                                                                     37100.60                           21595.00
                                                                          38551.20                           22126.30
                                                                          39310.70                           22889.70
                                                                          38976.60                           21651.30
                                                                          38072.30                           20952.00
                                                                          34889.40                           18131.80
10/01                                                                     36054.80                           19192.60

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder U.S. Smaller Companies
  Fund -- Investor Shares................       3.25%               12.00%(a)           16.84%(b)

(a) Average annual total return.
(b) Average annual total return from commencement of Fund operations (August 6,
    1993)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
RenaissanceRe Holdings                1.6%
Hilb, Rogal & Hamilton                1.6
Michaels Stores                       1.5
Amphenol                              1.5
Performance Food Group                1.4

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Consumer Discretionary               19.3%
Healthcare                           18.3
Finance                              11.5
Technology                            8.8
Technology -- Semiconductors          5.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder MidCap Value Fund's Investor Shares had a total return of -9.30% for the fiscal year ended October 31, 2001. The Fund's benchmark, the S&P MidCap 400 Index, returned -12.44% during the same period.

MARKET BACKGROUND

Fiscal 2001 was a difficult investment environment for all asset classes. In fact, small- and mid-cap stocks significantly outperformed large cap equities. The S&P 500 Index returned -24.90% in the 12 months ended October 31, 2001. The NASDAQ Composite Index declined by a stunning 49.70% and the Russell 2000 Index declined by 12.70% over the same period. The speculative equity frenzy, which abated in March 2000, continued to correct through the fiscal year, addressing the significant overvaluation of equities in general, and large cap growth stocks, especially technology issues, in particular. Fanned by a rapid deceleration in global economies, corporate earnings crumbled over the 12-month period, exacerbating valuation woes. The Federal Reserve cut interest rates aggressively since January 2001. By late summer, there were some signs that the cuts were working and that the economy was stabilizing. The shocking terrorist attacks on America on September 11, however, had swift and harsh market repercussions. Consumer confidence quickly eroded, layoffs were announced, and earnings warnings and cuts were numerous. The U.S. economy is now in a full-blown recession that is likely to last into 2002.

PORTFOLIO REVIEW

The Fund's performance was strong through May. The Fund's positions in the technology, business services, energy related and certain financial sectors were under pressure through the summer months and then were hard-hit when the market reopened after the September 11 attacks. The Fund's healthcare, consumer staples, defense, and selective financial holdings had better relative performance over the period, but were unable to offset the losses and volatility of the Fund's other holdings. The Fund's relatively limited number of holdings -- approximately 30 stocks about equally weighted -- can be detrimental in an abruptly declining market.

In the aftermath of September 11, we scoured the portfolio for lower-quality balance sheets and poorer relative outlooks. We took advantage of heightened liquidity and plunging prices of high-quality companies to upgrade some of the Fund's holdings. Since the market reopened on September 17, we added 11 new stocks to the Fund across many different industries. For example, we added Harris (defense electronics) and McGraw Hill (publishing), companies for which we believe earnings visibility is relatively better than the market as a whole. The Fund also accumulated positions in selective technology issues such as Symantec, where valuations had plummeted, but the balance sheet appeared strong and the firm's underlying technology is utilized to protect U.S. assets and fight the war against terrorism.

The Fund remained overweighted in energy and oil service, sectors that were volatile for much of the year. However, we believe that current valuations of energy and oil stocks are compelling by all historic measures, and at some point, we believe that oil may become a "chess piece" in an extended war against terrorism. The market volatility gave the Fund the opportunity to buy what we believe are well managed, attractively positioned companies at very attractive prices. We will continue this upgrading process for as long as the market volatility presents these types of opportunities. When stability returns to the market, we believe that these companies will be positioned to deliver superior investment performance.

OUTLOOK

The stock market is a discounting mechanism, and the post-September 11 markets reacted by swiftly pricing in a lot of the bad news. If and when market conditions stabilize, with very stimulative monetary and fiscal policy being administered, we believe that many attractively valued companies will be available. During this uncertain time, we believe that our valuation discipline and our bottom-up stock selection process, which attempt to identify undervalued, misunderstood, and ignored mid-cap companies, will help to generate above-average long-term returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SCHRODER MIDCAP VALUE FUND VS. STANDARD & POOR'S (S&P) MIDCAP 400 INDEX
                         AND RUSSELL MIDCAP VALUE INDEX
[COMPARISON CHART]

                                                                                                          RUSSELL MIDCAP VALUE
                                                    MIDCAP VALUE FUND         S&P MIDCAP 400 INDEX                INDEX
                                                    -----------------         --------------------        --------------------
08/97                                                   10000.00                    10000.00                    10000.00
                                                        10320.00                     9988.00                     9883.20
                                                        10880.40                    10562.30                    10496.20
10/97                                                   10360.30                    10102.80                    10177.10
                                                        10360.30                    10252.40                    10520.50
                                                        10700.10                    10650.20                    10923.10
                                                        10449.70                    10447.80                    10710.80
                                                        11349.50                    11312.90                    11426.50
                                                        11989.60                    11823.10                    12014.70
04/98                                                   11989.60                    12038.30                    11947.60
                                                        11439.20                    11496.60                    11668.60
                                                        11308.80                    11569.00                    11705.70
                                                        10559.10                    11120.10                    11112.30
                                                         8199.11                     9050.66                     9549.65
                                                         8799.28                     9895.99                    10107.00
10/98                                                    9718.81                    10780.70                    10761.50
                                                        10418.60                    11318.70                    11139.80
                                                        10933.20                    12685.90                    11478.30
                                                        10422.70                    12192.50                    11210.70
                                                         9992.20                    11553.60                    10964.30
                                                        10471.80                    11875.90                    11120.90
04/99                                                   11711.70                    12812.90                    12174.20
                                                        11601.60                    12868.00                    12224.90
                                                        11731.50                    13556.50                    12364.40
                                                        11362.00                    13269.10                    12054.80
                                                        10831.40                    12813.90                    11638.20
                                                        10590.90                    12418.00                    11049.20
10/99                                                   10881.10                    13051.30                    11375.10
                                                        11081.10                    13736.50                    11166.50
                                                        11834.50                    14552.40                    11465.60
                                                        10994.20                    14142.10                    10779.80
                                                        10794.10                    15132.00                    10329.00
                                                        12354.90                    16398.60                    11581.10
04/00                                                   12755.20                    15824.60                    11627.40
                                                        13145.40                    15628.40                    11827.30
                                                        12985.30                    15858.10                    11386.50
                                                        13165.40                    16108.70                    11652.60
                                                        14505.90                    17906.40                    12367.00
                                                        13815.60                    17784.60                    12485.50
10/00                                                   13545.50                    17181.70                    12722.80
                                                        12965.70                    15884.50                    12557.40
                                                        13991.30                    17099.70                    13665.00
                                                        14002.50                    17481.00                    13615.80
                                                        13771.50                    16484.60                    13558.60
                                                        13363.80                    15259.80                    13183.00
04/01                                                   14565.30                    16942.90                    13908.10
                                                        15260.00                    17337.70                    14303.10
                                                        14764.10                    17268.40                    14111.40
                                                        13981.60                    17011.10                    14055.00
                                                        13342.60                    16454.80                    13797.80
                                                        11578.70                    14407.80                    12481.50
10/01                                                   12251.50                    15046.10                    12547.60

The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell MidCap Value Index measures the performance of companies in the Russell MidCap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                                             ONE YEAR ENDED       INCEPTION TO
                                                            OCTOBER 31, 2001    OCTOBER 31, 2001*
                                                            ----------------    -----------------
Schroder MidCap Value Fund -- Investor Shares.............       -9.30%               4.89%

*Average annual total return from commencement of Fund operations (August 1,
1997)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Symantec                              4.1%
Harris                                3.9
KeySpan                               3.8
Northrop Grumman                      3.8
Principal Financial Group             3.7

                                 TOP 5 SECTORS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Technology                           20.8%
Consumer Cyclicals                   11.2
Insurance                            11.2
Energy                                9.7
Health Care                           9.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 15, 2001)

PERFORMANCE

Schroder Small Capitalization Value Fund's Investor Shares had a total return of 5.17% for the fiscal year ended October 31, 2001. By comparison, the Fund's benchmark, the Russell 2000 Index, had a -12.70% return for the fiscal year.

For the six months ended October 31, 2001, the Fund had a -5.06% total return versus an -11.13% return for the Russell 2000 Index.

MARKET BACKGROUND

Fiscal 2001 was a difficult investment environment for all asset classes. In fact, small- and mid-cap stocks significantly outperformed large cap equities. The S&P 500 Index returned -24.90% in the 12 months ended October 31, 2001. The NASDAQ Composite declined by a stunning 49.70% and the S&P MidCap 400 Index dropped by 12.44% over the same period. The speculative equity frenzy, which abated in March 2000, continued to correct through the fiscal year, addressing the significant overvaluation of equities in general, and large cap growth stocks -- especially technology issues -- in particular. Fanned by a rapid deceleration in global economies, corporate earnings crumbled over the 12-month period, exacerbating valuation woes. The Federal Reserve has cut interest rates aggressively since January 2001. By late summer, there were some signs that the cuts were working and that the economy was stabilizing. The shocking terrorist attacks on America on September 11, however, had swift and harsh market repercussions; consumer confidence quickly eroded, layoffs were announced, and earnings warnings and cuts were numerous. The U.S. economy is now in a full-blown recession that we believe is likely to last into 2002.

PORTFOLIO REVIEW

Our investment discipline seeks to identify undervalued companies measured against peer companies and to find a catalyst that will cause the undervaluation to be recognized by the market over a one to two-year time frame. Moreover, in a decelerating economy, we seek companies with relatively defensible earnings streams. Prior to September 11, the Fund had holdings in defense companies, education, and healthcare, because we believe that valuations in these areas were attractive and earnings visibility was above average in a weakening economy. The Fund remained underweight in technology all year and decreased its holdings in capital goods and basic materials, especially related to the commercial aerospace industry. Companies such as Harris (defensive electronics), Alliant Techsystems (defensive electronics), Scholastic (educational publications), and Barr Laboratories (generic drugs) held up well in the period since the attacks. Companies such as Titanium Metals which supplies titanium for commercial aircraft and Penton Media, a large conference organizer, did not hold up as well and were sold in the aftermath of September 11. The Fund was overweighted in energy and oil service all year, sectors that have been volatile for much of the year. However, we believe that current valuations of energy and oil stocks are compelling by all historic measures and, at some point, we believe that oil may become a "chess piece" in an extended war against terrorism.

In the aftermath of September 11, we scoured the portfolio for lower-quality balance sheets and poorer relative outlooks. We took advantage of heightened liquidity and plunging prices of high-quality companies to upgrade some of the Fund's holdings. Between the time the market reopened on September 17 and the end of the fiscal period, we added nine new names to the Fund across many different industries. The market volatility gave us a chance to buy what we believe are well managed, attractively positioned companies at very attractive prices. We will continue this process for as long as the market volatility presents these types of opportunities. When stability returns to the market, we believe that these companies will deliver superior investment performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

The stock market is a discounting mechanism, and the post-September 11 equity markets reacted by swiftly pricing in a lot of the bad news. If and when market conditions stabilize, with very stimulative monetary and fiscal policy being administered, we believe that many attractively valued companies will be available. During this uncertain time, we believe our valuation discipline and our bottom-up stock selection process, which attempt to identify undervalued, misunderstood, and ignored smaller companies, will continue to generate above-average long-term returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        SCHRODER SMALL CAPITALIZATION VALUE FUND VS. RUSSELL 2000 INDEX
                          AND RUSSELL 2000 VALUE INDEX
[COMPARISON CHART]

                                               SMALL CAPITALIZATION VALUE
                                                          FUND                 RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
                                               --------------------------      ------------------       ------------------------
02/94                                                  10000.00                     10000.00
                                                        9880.00                      9982.00
                                                        9660.00                      9454.95
04/94                                                   9800.01                      9510.73
                                                        9690.00                      9404.21
                                                        9460.01                      9084.47
                                                        9520.00                      9233.46
                                                        9800.00                      9747.76
                                                        9810.00                      9715.59
10/94                                                   9770.00                      9677.70
                                                        9299.99                      9286.72
                                                        9490.46                      9536.54
                                                        9210.45                      9416.37
                                                        9540.19                      9808.10
                                                        9743.11                      9976.80
04/95                                                  10023.20                     10198.30
                                                       10383.30                     10373.70                    10383.30
                                                       10643.30                     10912.10                    10683.20
                                                       11193.60                     11540.60                    11073.00
                                                       11353.60                     11779.50                    11402.00
                                                       11363.80                     11990.40                    11572.20
10/95                                                  10774.00                     11454.40                    11110.00
                                                       11374.20                     11935.50                    11551.50
                                                       11710.90                     12250.60                    11909.40
                                                       11521.20                     12237.10                    11988.50
                                                       12171.80                     12618.90                    12176.30
                                                       12321.50                     12876.30                    12431.90
04/96                                                  13242.00                     13565.20                    12771.20
                                                       13592.90                     14099.70                    13094.60
                                                       12782.70                     13520.20                    12939.90
                                                       11742.20                     12339.90                    12251.90
                                                       12602.90                     13056.80                    12783.50
                                                       13042.80                     13567.50                    13132.50
10/96                                                  13062.30                     13358.50                    13284.80
                                                       14053.80                     13908.90                    13999.70
                                                       14511.90                     14273.30                    14454.10
                                                       15038.70                     14558.80                    14676.40
                                                       15071.80                     14206.50                    14815.70
                                                       14589.50                     13535.90                    14418.40
04/97                                                  15116.10                     13573.80                    14630.30
                                                       16608.10                     15083.20                    15795.00
                                                       17573.00                     15730.30                    16594.20
                                                       18680.20                     16461.80                    17290.70
                                                       19459.10                     16838.70                    17565.10
                                                       20412.60                     18071.30                    18733.20
10/97                                                  19392.00                     17278.00                    18223.80
                                                       19118.50                     17165.70                    18423.60
                                                       19174.00                     17466.10                    19048.10
                                                       18470.30                     17190.10                    18703.50
                                                       19837.10                     18460.50                    19834.20
                                                       20930.10                     19221.00                    20638.60
04/98                                                  21072.50                     19326.80                    20740.60
                                                       19848.20                     18285.00                    20006.40
                                                       19431.30                     18323.40                    19893.30
                                                       18259.60                     16841.10                    18335.10
                                                       14602.20                     13570.50                    15463.60
                                                       15656.50                     14633.10                    16336.90
10/98                                                  16802.60                     15230.10                    16821.90
                                                       17466.30                     16028.20                    17277.30
                                                       17983.30                     17020.30                    17818.90
                                                       17215.40                     17246.70                    17414.40
                                                       15559.30                     15849.70                    16225.50
                                                       15612.20                     16097.00                    16091.70
04/99                                                  17413.80                     17539.30                    17560.70
                                                       18382.00                     17795.30                    18100.50
                                                       19084.20                     18599.70                    18755.90
                                                       18952.50                     18090.10                    18310.90
                                                       18156.50                     17420.70                    17641.60
                                                       17613.60                     17424.20                    17288.90
10/99                                                  17375.90                     17495.70                    16943.00
                                                       17627.70                     18048.50                    17030.80
                                                       18850.90                     20091.60                    17554.10
                                                       17908.40                     19768.10                    17095.10
                                                       18780.50                     23031.90                    18139.90
                                                       21009.80                     21514.10                    18225.00
04/00                                                  20539.20                     20218.90                    18332.90
                                                       20857.50                     19040.20                    18053.10
                                                       21716.20                     20700.50                    18580.60
                                                       22574.90                     20033.90                    19199.80
                                                       23863.00                     21562.50                    20058.20
                                                       23752.30                     20928.50                    19944.40
10/00                                                  22408.80                     19997.20                    19873.60
                                                       21550.60                     17943.50                    19468.20
                                                       25052.50                     19484.90                    21561.00
                                                       25157.80                     20500.00                    22156.10
                                                       24337.60                     19155.20                    22125.10
                                                       23376.30                     18218.50                    21771.10
04/01                                                  24825.60                     19641.40                    22779.10
                                                       25925.40                     20124.60                    23364.50
                                                       25173.60                     20818.90                    24329.50
                                                       25453.00                     19692.60                    23784.50
                                                       25348.60                     19056.50                    23701.30
                                                       22172.40                     16491.50                    21084.70
10/01                                                  23551.60                     17456.20                    21635.00

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                            ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                           OCTOBER 31, 2001    OCTOBER 31, 2001    OCTOBER 31, 2001
                                           ----------------    ----------------    ----------------
Schroder Small Capitalization Value
  Fund -- Investor Shares................       5.17%               12.53%(a)           11.77%(b)

(a) Average annual total return.
(b) Average annual total return from commencement of Fund operations (February 16, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                             TOP 5 EQUITY HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Harris                                4.3%
Alliant Techsystems                   4.1
Alpharma                              4.0
Storage Technology                    4.0
Scholastic                            3.6

                                 TOP 5 SECTORS

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Technology                           18.6%
Energy                               15.0
Health Care                          14.8
Capital Goods                         8.6
Banks & Finance                       6.8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS - 87.6%
             ARGENTINA - 0.1%
     4,000   Quilmes Industrial
              (Quinsa) ADR                  40,000
                                       -----------
             BRAZIL - 6.6%
     3,000   Aracruz Celulose ADR           52,500
     3,820   Brasil Telecom
              Participacoes ADR            106,960
    16,300   Companhia de Bebidas
              (Ambev) ADR                  264,712
    16,100   Companhia Vale do Rio
              Doce ADR                     317,328
    17,500   Embratel Participacoes
              ADR                           47,250
     7,700   Pao De Acucar CBD ADR         116,886
    32,450   Petroleo Brasileiro ADR       626,428
    25,908   Tele Norte Leste
              Participacoes ADR            263,225
     6,700   Telesp Celular
              Participacoes ADR             33,835
     7,500   Votorantim Celulose e
              Papel ADR                    112,702
                                       -----------
                                         1,941,826
             CHILE - 2.1%
     8,200   Banco de A. Edwards ADR       124,451
     4,900   Banco Santander Chile
              ADR                           79,135
    15,400   Compania De Telecom
              Chile ADR (1)                158,620
     8,800   Distribution Y Servicio
              D&S ADR                       95,480
     5,900   Embotelladora Andina ADR       42,952
    11,463   Empresa Nacional De
              Electricidad ADR              99,728
                                       -----------
                                           600,366
             CHINA - 1.2%
   972,000   China Petroleum &
              Chemical (Sinopec)           150,784
   160,000   Huaneng Power
              International                 98,461
   608,000   PetroChina                    114,584
                                       -----------
                                           363,829
             CZECH REPUBLIC - 0.9%
    14,078   Cesky Telecom GDR             109,809
    31,500   CEZ                            64,144
     3,855   Komercni Banka (1)            100,191
                                       -----------
                                           274,144

  Shares                                 Value $
  ------                                 -------
             EGYPT - 0.2%
     7,830   Mobilnil                       67,959
                                       -----------
             HONG KONG - 4.4%
    90,000   China Merchants Holdings
              International                 57,115
   262,500   China Mobile (Hong Kong)
              (1)                          795,909
    85,000   CNOOC                          83,365
   328,000   Legend Holdings               137,717
   507,000   Pacific Century
              CyberWorks                   134,875
    37,000   Shanghai Industrial
              Holdings                      62,378
                                       -----------
                                         1,271,359
             HUNGARY - 1.9%
     8,100   Magyar Olaj - es Gaz GDS      128,385
    12,110   Matav Rt. ADR                 188,310
     2,670   OTP Bank Rt. GDR              140,042
     1,830   Richter Gedeon GDS             99,458
                                       -----------
                                           556,195
             INDIA - 2.0%
     5,500   HDFC Bank ADR (1)              83,710
    10,500   ITC GDR                       152,250
    13,000   Mahanagar Telephone
              Nigam ADR (1)                 70,214
    21,100   Reliance Industries GDR
              (2)                          241,595
     2,200   Videsh Sanchar Nigam ADR       21,340
                                       -----------
                                           569,109
             INDONESIA - 1.0%
   274,000   PT Hanjaya Mandala
              Sampoerna                     78,473
   791,200   Telekomunikasi Indonesia      213,378
                                       -----------
                                           291,851
             ISRAEL - 3.1%
    69,300   Bank Hapoalim                 134,556
    37,500   Bank Leumi Le-Israel           66,948
    69,000   BEZEQ Israeli
              Telecommunication (1)         72,945
     8,549   Check Point Software
              Technologies (1)             252,366
     1,690   IDB Development                39,243
     2,730   Orbotech (1)                   58,859
     4,480   Teva Pharmaceutical
              Industries ADR               276,864
                                       -----------
                                           901,781

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             KOREA - 14.8%
    14,000   Hyundai Mobis                 156,757
     9,300   Hyundai Motor                 149,374
    43,700   Hyundai Securities (1)        246,340
    12,378   Kookmin Bank (1)              322,593
    22,100   Korea Electric Power
              (KEPCO)                      348,139
    11,600   Korea Telecom ADR             241,744
     4,200   KT Freetel (1)                113,514
    25,550   LG Electronics                265,365
    13,590   Pohang Iron & Steel ADR       233,068
     8,780   Samsung Electronics         1,176,316
     9,760   Samsung Securities (1)        252,856
    11,370   Shinhan Financial Group
              (1)                           97,896
     3,800   SK Telecom                    720,386
                                       -----------
                                         4,324,348
             MALAYSIA - 4.0%
    99,250   Malayan Banking               185,439
   170,000   Public Bank                   117,657
   328,000   Resorts World                 448,837
   106,000   Telekom Malaysia              244,076
    74,000   Tenaga Nasional               168,445
                                       -----------
                                         1,164,454
             MEXICO - 12.2%
    25,550   America Movil ADR             383,250
    47,626   Cemex                         218,775
     4,100   Coca-Cola Femsa ADR            82,369
    55,170   Fomento Economico Mexico      172,630
    27,300   Grupo Financiero Banorte
              (1)                           44,113
   472,700   Grupo Financiero BBVA
              Bancomer (1)                 358,663
     1,523   Grupo Iusacell ADR (1)          3,975
   132,190   Grupo Modelo                  304,328
     6,230   Grupo Televisa GDS (1)        189,703
    36,875   Telefonos De Mexico ADR     1,255,962
   254,170   Wal-Mart De Mexico            549,987
                                       -----------
                                         3,563,755
             PHILIPPINES - 0.8%
   992,000   Ayala Land                     84,019
    88,000   Manila Electric "B"
              Shares                        55,900
    13,200   Philippine Long Distance
              Telephone                     96,554
                                       -----------
                                           236,473

  Shares                                 Value $
  ------                                 -------
             POLAND - 1.7%
     7,470   Bank Pekao GDR (1)            135,879
     5,700   Bank Zachodni (1)              59,065
     2,630   BRE Bank                       68,774
     5,724   Powszechny Bank
              Kredytowy GDR                134,686
    25,482   Telekomunikacja Polska
              GDR                           93,009
                                       -----------
                                           491,413
             RUSSIA - 4.4%
    18,700   AO Mosenergo ADR               59,466
    17,800   Gazprom ADR                   153,080
     5,002   Lukoil ADR                    221,995
     3,287   Mobile Telesystems ADR
              (1)                           93,088
     8,640   Norilsk Nickel ADR (1)        108,000
    31,530   Surgutneftegaz ADR            399,958
    24,153   Unified Energy Systems
              GDR                          236,699
                                       -----------
                                         1,272,286
             SOUTH AFRICA - 10.9%
    59,200   ABSA Group                    208,483
   254,300   African Bank Investments      236,029
    12,472   Anglo American Platinum       407,736
    38,000   Barloworld                    200,735
   114,300   Dimension Data Holdings
              (1)                          124,274
   503,900   FirstRand                     409,433
    37,000   M-Cell                         58,675
 1,034,401   Metro Cash & Carry            202,988
    68,300   Naspers                       131,132
   593,600   Profurn (1)                    32,742
   338,100   Sanlam                        315,601
    25,600   Sappi                         238,964
    71,200   Sasol                         621,570
                                       -----------
                                         3,188,362
             TAIWAN - 11.0%
   138,000   Acer Communications &
              Multimedia                   115,117
    34,600   Ambit Microsystems            138,801
    22,050   Arima Computer                  8,686
   101,000   Asustek Computer              345,199
   320,000   Bank Sinopac                  128,834
   114,450   China Trust Commercial
              Bank                          58,012
    56,000   Compeq Manufacturing           55,797
    66,000   D-Link                         55,212
   176,000   Fubon Insurance               151,913
    51,000   Hon Hai Precision
              Industry                     189,081

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

  Shares                                 Value $
  ------                                 -------
             COMMON STOCKS
             TAIWAN - (CONTINUED)
    13,000   MediaTek                      111,832
    56,500   Realtek Semiconductor         166,104
   611,752   Taiwan Semiconductor
              Manufacturing              1,080,866
   537,760   United Microelectronics       442,357
   294,000   United World Chinese
              Commercial Bank              173,718
                                       -----------
                                         3,221,529
             THAILAND - 2.3%
   319,000   Advanced Info Service         296,097
    82,000   Bangkok Bank (1)               77,488
    19,000   Siam Cement (1)               205,681
   218,000   Thai Farmers Bank (1)          81,671
                                       -----------
                                           660,937
             TURKEY - 2.0%
 4,673,838   Anadolu Efes Biracilik
              ve Malt Sanayii               92,537
21,549,260   Haci Omer Sabanci
              Holding                       69,077
 4,223,500   Koc Holding                    75,657
 1,429,300   Migros Turk T.A.S              88,938
18,293,760   Turkcell Iletisim
              Hizmetleri                    90,836
30,566,813   Turkiye Is Bankasi
              (Isbank)                     109,510
38,023,500   Yapi Ve Kredi Bankasi          69,307
                                       -----------
                                           595,862
                                       -----------
             TOTAL COMMON STOCKS
              (Cost $30,236,426)        25,597,838
                                       -----------
             PREFERRED STOCKS - 2.4%
             BRAZIL - 2.4%
37,807,686   Banco Bradesco                144,143
 2,516,000   Banco Itau                    160,496
18,810,000   Centrais Electricas
              Brasileiras                  232,911
23,730,000   Gerdau SA Siderurgia          166,820
                                       -----------
                                           704,370
                                       -----------
             TOTAL PREFERRED STOCKS
              (Cost $815,853)              704,370
                                       -----------

  Shares                                 Value $
  ------                                 -------
             WARRANTS - 4.2%
             INDIA - 3.7%
    14,800   Dr. Reddy's Laboratory
              (1)                          322,673
    64,600   Hindustan Lever (1)           293,087
     2,615   Infosys Technology (1)        158,828
    15,400   Ranbaxy Laboratories (1)      230,492
    18,100   State Bank of India (1)        70,794
                                       -----------
                                         1,075,874
             KOREA - 0.5%
    10,400   Korea Tobacco & Ginseng
              (1)                          149,500
                                       -----------
             TOTAL WARRANTS
              (Cost $1,060,930)          1,225,374
                                       -----------
             SHORT-TERM INVESTMENT - 3.4%
   995,186   SSgA U.S. Government
              Money Market Fund,
              2.49% (3)
             (Cost $995,186)               995,186
                                       -----------
             TOTAL INVESTMENTS
              (Cost
              $33,108,395) - 97.6%      28,522,768
             OTHER ASSETS LESS
              LIABILITIES - 2.4%           697,724
                                       -----------
             TOTAL NET
              ASSETS - 100%            $29,220,492
                                       ===========

(1)       Denotes non-income producing security.
(2)       Pursuant to Rule 144A of the
          Securities Act of 1933, this security
          may be resold in transactions exempt
          from registration, normally to
          qualified institutional buyers. At
          October 31, 2001, this security
          aggregated $241,595 or 0.83% of the
          assets of the Fund.
(3)       Interest rate shown is 7-day yield as
          of October 31, 2001.
ADR  --   American Depository Receipts
GDR  --   Global Depository Receipts
GDS  --   Global Depository Shares

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 80.9%
            AUSTRALIA - 1.0%
  83,214    Telstra                        208,688
                                       -----------
            BELGIUM - 1.3%
   3,760    Delhaize Le Lion               206,576
     310    Electrabel                      64,915
                                       -----------
                                           271,491
            CANADA - 0.7%
  16,641    Noranda                        144,216
                                       -----------
            FINLAND - 3.0%
   3,722    Nokia                           77,873
  22,881    Stora Enso                     278,209
   8,160    UPM-Kymmene                    265,313
                                       -----------
                                           621,395
            FRANCE - 9.0%
   1,909    Compagnie de Saint-Gobain      265,642
   2,998    Compagnie Generale des
             Etablissements Michelin
             Series B                       92,697
   2,762    Etablissements
             Economiques du Casino
             Guichard-Perrachon            206,847
   1,444    L'Air Liquide                  194,823
   3,192    Lafarge                        283,754
   3,048    Pechiney                       140,006
   1,867    Total Fina                     262,320
   2,425    Valeo                           82,996
     540    Vivendi Environnement           20,844
   6,986    Vivendi Universal              326,556
                                       -----------
                                         1,876,485
            GERMANY - 4.5%
   1,523    Adidas-Salomon                  86,006
   1,477    Deutsche Bank                   82,198
  16,777    Deutsche Telekom               259,748
   3,582    Metro                          117,788
   1,761    Preussag                        42,713
   2,294    SAP                            237,604
   2,725    Volkswagen                     104,553
                                       -----------
                                           930,610
            ITALY - 1.4%
  48,147    Banca di Roma                  107,110
  11,282    Fiat S.p.A                     183,919
                                       -----------
                                           291,029

 Shares                                  Value $
 ------                                  -------
            JAPAN - 20.7%
   3,450    Aiful                          270,577
  24,000    Ajinomoto                      259,793
   6,000    Fuji Photo Film                198,031
  27,000    Fujitsu                        199,845
  32,000    Hitachi                        218,292
   3,000    Honda Motor                    107,594
   4,000    Ito-Yokado                     176,463
      28    Japan Telecom                   87,611
      19    Japan Tobacco                  124,178
  15,000    Mitsubishi                     114,946
  17,000    Mitsui                         100,274
  19,000    NEC                            172,297
  34,000    Nikko Cordial                  183,604
      10    Nippon Telegraph &
             Telephone                      41,175
      47    Nippon Unipac                  234,222
      16    NTT DoCoMo                     216,984
     600    Oriental Land                   44,361
   1,000    Sankyo                          19,444
  20,000    Sharp                          206,854
   2,100    Sony                            79,433
  23,000    Sumitomo Mitsui Banking        142,241
   4,200    Tokyo Electron                 172,591
  21,000    Toppan Printing                195,409
   9,600    Toyota Motor                   232,932
      19    UFJ Holdings (1)                84,751
  13,000    Yamato Transport               243,740
  27,000    Yasuda Fire & Marine
             Insurance                     193,889
                                       -----------
                                         4,321,531
            NETHERLANDS - 2.2%
   3,798    ASM Lithography Holding
             (1)                            54,731
   3,620    DSM                            117,863
   3,474    ING Groep                       86,671
   4,027    Royal Dutch Petroleum          204,924
                                       -----------
                                           464,189
            PORTUGAL - 0.5%
  41,910    EDP-Electricidade de
             Portugal                      100,784
                                       -----------
            SINGAPORE - 0.9%
  46,000    Chartered Semiconductor
             Manufacturing (1)              88,256
 113,000    Singapore
             Telecommunications            107,162
                                       -----------
                                           195,418

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            SPAIN - 4.0%
   5,140    Bankinter                      155,085
  13,660    Endesa                         209,152
   8,780    Gas Natural SDG                157,761
  25,650    Telefonica (1)                 308,180
                                       -----------
                                           830,178
            SWEDEN - 5.5%
  15,858    Atlas Copco Series A           323,578
  17,846    Electrolux                     214,793
  11,148    Sandvik                        235,858
   9,630    Securitas "B" Shares           160,729
  51,204    Telefonaktiebolaget LM
             Ericsson "B" Shares           222,442
                                       -----------
                                         1,157,400
            SWITZERLAND - 5.7%
   6,362    Novartis                       238,251
   7,004    Roche Holding                  485,769
     370    Swisscom                       102,760
   2,990    Syngenta (1)                   152,898
   4,313    UBS (1)                        200,610
                                       -----------
                                         1,180,288
            UNITED KINGDOM - 20.5%
  15,315    ARM Holdings (1)                77,509
  47,860    BAE Systems                    232,473
   2,133    Barclays                        64,212
  17,025    BOC Group                      231,501
  57,650    BP                             465,314
  22,235    British Land                   143,897
  74,111    British
             Telecommunications            375,073
  10,914    GlaxoSmithKline                293,636
  33,278    Hanson                         227,946
  34,061    HBOS                           383,896
  49,706    Kingfisher                     231,320
  12,037    Lloyds TSB Group               121,488
  10,370    Prudential                     108,584
  55,773    Rentokil Initial               200,749
  12,304    Rio Tinto                      199,694
   1,010    Severn Trent                    10,480
  19,580    Shell Transport & Trading      146,647
  32,376    Tate & Lyle                    139,134
  17,231    The Great Universal
             Stores                        122,038

 Shares                                  Value $
 ------                                  -------
            UNITED KINGDOM - (CONTINUED)
   2,000    United Utilities                18,091
 206,967    Vodafone Group                 478,577
                                       -----------
                                         4,272,259
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $19,591,392)         16,865,961
                                       -----------
            SHORT-TERM INVESTMENTS - 9.3%
 967,656    SSgA Money Market Fund
             2.55% (2)                     967,656
 967,656    SSgA U.S. Government
             Money Market Fund 2.49%
             (2)                           967,656
                                       -----------
            TOTAL SHORT-TERM INVESTMENTS
             (Cost $1,935,312)           1,935,312
                                       -----------
Principal
Amount $
---------
            REPURCHASE AGREEMENT - 8.3%
1,742,000   State Street Bank and
             Trust Company, 1.50%,
             11/01/01 repurchase
             agreement, dated
             10/31/01 with a
             repurchase price of
             $1,742,073,
             collateralized by a
             $1,450,000 United States
             Treasury Bond, 6.875%
             due 08/15/25, valued at
             $1,782,608
             (Cost $1,742,000)           1,742,000
                                       -----------
            TOTAL INVESTMENTS
             (Cost $23,268,704) - 98.5% 20,543,273
            OTHER ASSETS LESS
             LIABILITIES - 1.5%            306,401
                                       -----------
            TOTAL NET
             ASSETS - 100%             $20,849,674
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                   Underlying      Unrealized
                                                   Face Amount    Appreciation
Contract Date        Currency           Units       of Value     (Depreciation)*
-------------        --------           -----      -----------   ---------------
  11/14/01      Great Britain Pound    1,463,000   $2,168,103       $ 42,071
  11/20/01         Japanese Yen      228,513,500    1,959,807         90,548
  11/21/01         Japanese Yen      176,245,000    1,458,511         16,720
  12/19/01         Japanese Yen       17,384,000      149,078          6,615
  12/19/01         Japanese Yen       27,417,000      234,590          9,905
                                                   ----------       --------
                                                   $5,970,089       $165,859
                                                   ----------       --------
                                                   ----------       --------

                                CONTRACTS TO BUY

  11/14/01             Euro            2,359,639    2,168,103        (44,010)
  11/20/01         Japanese Yen       16,420,000      136,583         (2,266)
  11/20/01         Japanese Yen       61,075,000      505,328         (5,730)
  11/20/01         Japanese Yen       23,674,000      193,701              0
  12/19/01         Japanese Yen       16,939,000      141,094         (2,277)
  12/19/01         Japanese Yen        9,857,000       82,393         (1,614)
                                                   ----------       --------
                                                   $3,227,202       $(55,897)
                                                   ----------       --------
                                                   ----------       --------

* Does not include foreign currency spot contracts sold with unrealized appreciation of $1,162 or foreign currency spot contracts purchased with unrealized appreciation of $115 and unrealized depreciation of $359.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 98.1%
            CHINA - 1.4%
  446,000   Beijing Datang Power
             Generation "H" Shares         162,961
  192,000   Travelsky Technology "H"
             Shares (1)                    143,999
                                       -----------
                                           306,960
            DENMARK - 3.1%
    3,500   Carlsberg                      149,010
    2,496   Group 4 Falck                  295,853
    4,785   ISS (1)                        225,710
                                       -----------
                                           670,573
            FINLAND - 1.9%
   10,378   Alma Media (2)                 145,020
   25,360   Comptel Oyj                     74,233
    3,304   KCI Konecranes
             International                  81,239
    4,810   TietoEnator Oyj                107,871
                                       -----------
                                           408,363
            FRANCE - 9.5%
   13,180   A Novo                         178,061
    3,700   Eiffage                        221,941
   25,880   Elior                          164,096
    8,260   ESI Group (1)                   57,954
    8,410   Essilor International          235,493
   12,550   Genesys (1)                    169,324
   12,000   GFI Informatique               115,645
    1,700   HF (2)                          58,948
    2,231   Infogrames Entertainment
             (1)                            21,520
    9,500   Linedata Services (2)          148,880
    4,230   Marionnaud Parfumeries
             (1)                           192,395
    1,638   Nicox (1)                       73,838
    2,300   R2I Sante (1)(2)(3)              9,425
    2,357   Societe Pour
             L'Informatique                 53,072
    1,981   Technip                        224,097
    6,810   Tessi (1)(2)                   137,391
                                       -----------
                                         2,062,080
            GERMANY - 5.4%
   12,000   BKN International (1)(2)        46,474
    3,093   Card Guard (1)                 118,671
    2,444   Energiekontor                  119,328
    5,320   Gehe                           199,327
    1,974   MLP                            132,276
    9,250   Primacom (1)                    33,575
    3,090   Rhoen Klinikum                 151,676
    1,540   Solarworld                      57,978

 Shares                                  Value $
 ------                                  -------
            GERMANY - (CONTINUED)
   16,690   Takkt (2)                       78,167
    6,000   Techem (1)                     121,049
   10,250   UMS United Medical
             Systems International
             (1)(2)                        117,705
                                       -----------
                                         1,176,226
            HONG KONG - 2.4%
  230,000   Hong Kong Exchanges &
             Clearing                      309,614
  201,000   i-CABLE Communications
             (1)                           110,807
  840,000   Tan Chong International        107,692
                                       -----------
                                           528,113
            IRELAND - 1.1%
   49,800   Anglo Irish Bank               151,154
    5,280   SmartForce ADR (1)              86,909
                                       -----------
                                           238,063
            ISRAEL - 0.2%
   11,474   Oridion Systems (1)             51,296
                                       -----------
            ITALY - 4.5%
   10,315   Bayerische Vita (4)             70,613
   16,740   Class Editori                   50,357
   29,400   De Rigo ADR (2)                188,160
    5,930   Gruppo Coin (1)                 44,864
   33,900   Lottomatica (1)                163,043
   59,800   Merloni Elettrodomestici       270,375
   13,000   Permasteelisa                  175,044
                                       -----------
                                           962,456
            JAPAN - 20.8%
    1,000   Airport Facilities               3,807
   10,000   ARC Land Sakamoto              126,629
      400   Bellsystem24                   164,046
    4,600   Belluna                        146,187
    6,000   Charle Co                       33,626
   10,000   Daibiru                         66,419
   15,000   Diamond City                   104,285
   93,000   e-LUX (1)                      124,603
    9,000   Eiden                           41,910
   23,300   Exedy (2)                      132,104
    8,000   Fujitsu Devices                 56,860
    5,000   Fujitsu Support & Service
             (FSAS)                        126,629
   10,000   Glory                          182,182
    9,500   Idec Izumi                      51,767
    6,000   Inaba Denkisangyo               70,585

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            JAPAN - (CONTINUED)
    3,000   International Trading          112,740
   15,000   Japan Airport Terminal         122,667
    2,100   Kadokawa Shoten
             Publishing                     32,940
    3,700   Katokichi                       75,871
    6,000   Komeri                         140,190
    1,900   Kosaido                         18,161
   17,000   Leopalace21 (1)                 68,747
   11,000   Mandom                         168,049
    7,000   Meiko Shokai (2)                60,047
        7   Mobilephone
             Telecommunications
             International                   8,521
    1,900   Nippon System Development       97,635
    6,000   Nippon Thompson                 27,401
   18,000   Nissan Fire & Marine
             Insurance                      89,702
    2,600   Nissin                          45,774
       14   Office Building Fund of
             Japan (1)                      65,422
    3,500   Origin Toshu                    95,217
    2,400   Otsuka Kagu                    130,387
   54,000   Rengo                          146,465
    3,600   Resorttrust                     96,761
    1,900   Sammy (Ordinary Shares)         54,483
    1,900   Sammy (1)                       53,241
   14,000   Sanken Electric                 59,475
   19,000   Sanyo Chemical Industries      130,697
    3,200   Sanyo Shinpan Finance           91,761
       16   Shoeisha                        60,063
       77   Sky Perfect
             Communications (1)             71,084
        1   Sotec                            1,021
    3,500   Sumida                          51,468
   35,000   Sumitomo Warehouse             117,520
    4,000   Tachihi Enterprise (2)          85,127
    2,000   Tanaka Chemical                  8,496
   12,000   Toho Real Estate                45,096
    1,000   Tohoku Pioneer                  24,509
    3,000   Tokyo Individualized
             Educational Institute          96,810
    6,500   Tokyo Ohka Kogyo                87,619
    5,200   Toppan forms                   101,957
    8,000   Touei Housing                   93,852
    3,500   Trusco Nakayama                 41,089
   12,500   Tsubaki Nakashima              115,906

 Shares                                  Value $
 ------                                  -------
            JAPAN - (CONTINUED)
       24   ValueClick Japan                23,332
   12,000   Yushiro Chemical Industry       56,174
                                       -----------
                                         4,505,116
            LUXEMBOURG - 2.0%
    2,600   SBS Broadcasting (1)            39,390
    1,925   Societe Europeenne des
             Satellites                    209,787
    9,700   Thiel Logistik (1)             181,980
                                       -----------
                                           431,157
            NETHERLANDS - 5.6%
   16,994   Fox Kids Europe (1)            195,915
    8,160   Imtech-Muller                  150,295
   10,050   Koninklijke Numico             262,498
    5,630   OPG Groep                      190,153
   11,942   Ordina Beheer                  116,162
    4,000   Qiagen                          72,413
   24,851   Vedior                         228,300
                                       -----------
                                         1,215,736
            SINGAPORE - 4.1%
  267,500   Lindeteves-Jacoberg             76,251
  103,000   NatSteel Broadway               88,645
  421,000   Nera Telecommunications        130,391
  182,000   SIA Engineering                105,753
   80,000   Singapore Airport
             Terminal Services              51,309
  185,000   Singapore Computer
             Systems (2)                   121,694
   59,000   Venture Manufacturing          312,102
                                       -----------
                                           886,145
            SPAIN - 2.2%
   30,828   Amadeus Global Travel
             Distribution Series A         166,872
    6,800   Grupo Auxiliar
             Metalurgico (1)                90,030
    9,825   Sogecable (1)                  221,225
                                       -----------
                                           478,127
            SWEDEN - 4.9%
   12,500   Assa Abloy Series B            142,809
    5,700   Biacore International (1)      155,969
   37,250   Capio (1)                      234,677
   12,385   D. Carnegie (1)                122,280
   16,970   Europolitan Holdings           102,125
    5,720   Micronic Laser Systems
             (1)                            52,172

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            SWEDEN - (CONTINUED)
   29,382   Observer                       121,564
   10,920   OM Gruppen                     117,571
                                       -----------
                                         1,049,167
            SWITZERLAND - 3.9%
       30   Lindt & Spruengli              172,333
      336   Lonza                          193,425
    1,380   SEZ Holding (1)                 50,708
    1,149   SGS Societe Generale de
             Surveillance Holding          176,619
   18,550   TEMENOS Group (1)               70,434
    5,890   Unilabs                        167,731
                                       -----------
                                           831,250
            UNITED KINGDOM - 25.1%
    9,000   4imprint                        15,706
  285,607   ALPHA Airports Group           223,463
   60,000   Arriva                         254,793
   57,000   Blick                          169,438
   65,000   BPP Holdings                   404,114
  141,787   Carillion                      302,971
   55,000   Clinton Cards                  130,978
  100,000   Communisis (1)                 168,699
   60,000   Dairy Crest Group              301,040
  100,000   Findel                         401,387
   22,500   Go-Ahead Group                 162,791
   12,500   Goldshield Group               111,799
   25,128   Iceland Group                   54,267
   30,000   Johnston Press                 130,058
  197,500   Low & Bonar                    150,793
  112,500   Marlborough Stirling           253,594
    5,695   NDS Group ADR (1)(2)           119,310
   28,000   Penna Consulting               108,642
  200,000   Photo-Me International         160,700
   20,000   PSD Group                      113,435
  250,000   Reed Health Group (1)(2)       472,647
   90,000   Regent Inns                    210,728
   30,000   Renishaw                       167,972
   30,000   Scipher (1)                     36,212
  100,000   Sterling Publishing Group       23,996
  100,000   Taylor Woodrow                 211,964
   25,000   Wembley                        243,232
   75,000   Yule Catto                     204,958
   60,000   Zetters Group (1)(2)           118,758
                                       -----------
                                         5,428,445
                                       -----------

 Shares                                  Value $
 ------                                  -------
            TOTAL COMMON STOCKS
             (Cost $26,602,593)         21,229,273
                                       -----------
            PREFERRED STOCK - 0.7%
            GERMANY - 0.7%
    8,550   Hugo Boss (Cost $173,812)      157,787
                                       -----------
            SHORT-TERM
             INVESTMENT - 5.1%
1,091,946   SSgA U.S. Government
             Money Market Fund, 2.49%
             (5) (Cost $1,091,946)       1,091,946
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $27,868,351) - 103.9%      22,479,006
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (3.9%)        (845,118)
                                       -----------
            TOTAL NET ASSETS - 100%    $21,633,888
                                       -----------
                                       -----------

(1)       Denotes non-income producing security.
(2)       Illiquid security.
(3)       Includes 2,300 warrants to purchase
          additional shares of the Company with
          no present value.
(4)       Includes 10,315 rights to purchase
          additional shares of the Company with
          a value of $192.
(5)       Interest rate shown is 7-day yield as
          of October 31, 2001.
ADR  --   American Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                            Underlying
                                            Face Amount    Unrealized
Contract Date     Currency       Units       of Value     Appreciation*
-------------     --------       -----      -----------   -------------
  11/20/01      Japanese Yen  188,357,000   $1,591,660       $50,884
  11/21/01      Japanese Yen  181,785,220    1,504,359        17,246
                                            ----------       -------
                                            $3,096,019       $68,130
                                            ----------       -------
                                            ----------       -------

* Does not include foreign currency spot contracts sold with unrealized appreciation of $2,959 and unrealized depreciation of $474 or foreign currency spot contracts purchased with unrealized depreciation of $143.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

  Shares                                Value $
  ------                                -------
             COMMON STOCKS - 57.5%
             BANKS & FINANCE - 5.4%
      424    Bank of Bermuda                18,232
   35,000    Brown & Brown               2,009,000
   15,000    Quaker City Bancorp (1)       454,350
  240,000    Senior Housing
              Properties Trust           3,048,000
  150,000    Willis Group Holdings
              (1)                        3,493,500
                                      ------------
                                         9,023,082
             BUSINESS SERVICES - 1.4%
   50,000    Stericycle (1)              2,400,000
                                      ------------
             CAPITAL GOODS - 4.2%
  161,800    Actuant (1)                 4,294,172
   70,000    Advanced Technical
              Products (1)               1,917,300
   50,000    Aftermarket Technology
              (1)                          844,000
                                      ------------
                                         7,055,472
             CONSUMER DISCRETIONARY - 13.2%
  495,400    Acclaim Entertainment
              (1)                        2,328,380
   20,000    Action Performance (1)        524,200
   60,000    Corinthian Colleges (1)     2,191,800
  155,250    Gart Sports (1)             2,794,500
   80,000    Haverty Furniture           1,000,000
  400,000    Hollywood Entertainment
              (1)                        6,436,000
   20,000    Pep Boys-Manny, Moe &
              Jack                         235,000
  130,000    Racing Champions (1)        1,159,600
   20,000    RARE Hospitality
              International (1)            364,600
  150,000    Tuesday Morning (1)         2,007,000
  157,000    Wet Seal (1)                3,194,950
                                      ------------
                                        22,236,030
             CONSUMER STAPLES - 0.8%
   84,800    Carriage Services (1)         507,952
   59,500    Spartan Stores (1)            769,335
                                      ------------
                                         1,277,287
             ENERGY - 2.0%
   60,000    Maverick Tube (1)             726,000
   33,000    Offshore Logistics (1)        658,350
   33,900    Unit (1)                      371,205

  Shares                                Value $
  ------                                -------
             ENERGY - (CONTINUED)
   50,000    Universal Compression
              Holdings (1)               1,399,500
   20,000    Veritas DGC (1)               307,200
                                      ------------
                                         3,462,255
             HEALTH CARE - 21.3%
   77,500    AmeriPath (1)               2,178,525
   26,500    Anthem (1)                  1,109,820
   60,000    Axcan Pharma (1)              644,400
   70,000    Bio-Rad Laboratories
              (1)                        4,340,000
   10,000    Cross Country (1)             203,900
   95,000    D & K Healthcare
              Resources                  5,320,000
    7,500    Dynacare (1)                   98,250
   12,900    Hanger Orthopedic Group
              (1)                           80,625
   30,000    IMPATH (1)                  1,106,100
   60,000    Kindred Healthcare (1)      3,300,000
   58,500    National Healthcare (1)       936,000
    7,500    Ocular Sciences (1)           171,750
   36,000    Odyssey Healthcare (1)        621,000
  165,000    Option Care (1)             2,829,750
   14,100    PDI (1)                       394,659
  350,000    Radiologix (1)              2,625,000
  100,000    Sola International (1)      1,598,000
   10,600    SRI/Surgical Express
              (1)                          260,548
  140,000    Sybron Dental
              Specialties (1)            2,870,000
  120,000    Unilab (1)                  2,841,600
  130,000    United Surgical
              Partners (1)               2,340,000
                                      ------------
                                        35,869,927
             MEDIA - 0.8%
   35,000    Clear Channel
              Communications (1)         1,334,200
                                      ------------
             TECHNOLOGY - 5.0%
   20,000    BEI Technologies              322,000
  106,700    C&D Technologies            2,210,824
  170,000    MCSi (1)                    3,740,000
  100,000    Merix (1)                   1,688,000
   25,000    Newport                       389,750
                                      ------------
                                         8,350,574

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

  Shares                                Value $
  ------                                -------
             COMMON STOCKS
             TECHNOLOGY-CELLULAR/
              TELECOMMUNICATIONS - 0.7%
   10,000    Catapult Communications
              (1)                          226,500
   53,000    EMS Technologies (1)          893,050
                                      ------------
                                         1,119,550
             TECHNOLOGY-SEMICONDUCTORS - 1.7%
  115,000    Applied Micro Circuits
              (1)                        1,268,450
   40,000    Integrated Device
              Technology (1)             1,114,000
   50,000    LogicVision (1)               450,000
                                      ------------
                                         2,832,450
             TECHNOLOGY-SOFTWARE - 0.3%
   20,000    HNC Software (1)              346,000
    5,000    Manhattan Associates
              (1)                          150,200
                                      ------------
                                           496,200
             TRANSPORTATION - 0.7%
    2,500    P.A.M. Transportation
              Services (1)                  24,375
   25,000    Roadway                       681,250
   25,000    Yellow (1)                    550,000
                                      ------------
                                         1,255,625
                                      ------------
             TOTAL COMMON STOCKS
              (Cost $80,331,874)        96,712,652
                                      ------------
             OPTIONS - 1.8%
   90,000    Russell 2000 Index Put
              Nov/430 (1)                1,030,500
   10,000    Russell 2000 Index Put
              Nov/450 (1)                  251,500
   40,000    Russell 2000 Index Put
              Nov/440 (1)                  698,000
   20,000    Russell 2000 Index Put
              Dec/450 (1)                  601,000
   20,000    Russell 2000 Index Put
              Dec/440 (1)                  486,600
                                      ------------
             TOTAL OPTIONS
              (Cost $3,738,400)          3,067,600
                                      ------------

  Shares                                Value $
  ------                                -------

             SHORT-TERM INVESTMENTS - 9.3%
7,793,244    SSgA Money Market Fund
              2.55% (2)                  7,793,244
7,793,245    SSgA U.S. Government
              Money Market Fund
              2.49% (2)                  7,793,245
                                      ------------
             TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $15,586,489)        15,586,489
                                      ------------
Principal
Amount $
---------
             GOVERNMENT AND AGENCY
              SECURITIES - 16.9%
28,000,000   United States Treasury
              Bills
              2.14%, 11/29/2001         27,953,396
  500,000    United States Treasury
              Bills 2.15%,
              01/10/2002 (3)               497,910
                                      ------------
             TOTAL GOVERNMENT AND
              AGENCY SECURITIES
              (Cost $28,451,306)        28,451,306
                                      ------------
             REPURCHASE AGREEMENT - 15.8%
26,644,000   State Street Bank and
              Trust Company, 1.50%,
              11/01/01 repurchase
              agreement, dated
              10/31/01 with a
              repurchase price of
              $26,645,110,
              collateralized by a
              $23,135,000 United
              States Treasury Bond,
              6.250% due 05/15/30,
              valued at $27,178,905
              (Cost $26,644,000)        26,644,000
                                      ------------
             TOTAL INVESTMENTS
              (Cost $154,752,069) -
               101.3%                  170,462,047
                                      ------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

                                        Value $
                                        -------
             SECURITIES SOLD SHORT
              AT VALUE (4) - (0.5%)       (780,150)
             LIABILITIES IN EXCESS
              OF OTHER ASSETS -
               (0.8%)                   (1,400,301)
                                      ------------
             TOTAL NET ASSETS - 100%  $168,281,596
                                      ------------
                                      ------------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.
(3) This security has been segregated by the Custodian Bank to cover a security sold short.
(4) The security sold short, Resources Connection, is valued at $780,150 with proceeds of $701,202.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           COMMON STOCKS - 99.0%
           BASIC MATERIALS - 2.6%
 13,800    International Paper            494,040
                                      -----------
           CAPITAL GOODS - 8.1%
  2,600    Deere                           96,174
 22,800    General Electric               830,148
 13,100    Tyco International             643,734
                                      -----------
                                        1,570,056
           COMMUNICATIONS EQUIPMENT - 1.4%
 16,200    Cisco Systems (1)              274,104
                                      -----------
           COMPUTER HARDWARE - 6.2%
 17,000    Hewlett-Packard                286,110
  4,500    International Business
            Machines                      486,315
  4,600    Lexmark International
            Class A (1)                   205,850
 22,800    Sun Microsystems (1)           231,420
                                      -----------
                                        1,209,695
           COMPUTER SOFTWARE - 5.8%
 15,400    Microsoft (1)                  895,510
 17,700    Oracle (1)                     240,012
                                      -----------
                                        1,135,522
           CONSUMER CYCLICALS - 6.0%
  5,800    Federated Department
            Stores (1)                    185,542
 14,500    Lowe's Companies               494,450
  9,500    Wal-Mart Stores                488,300
                                      -----------
                                        1,168,292
           CONSUMER STAPLES - 7.9%
 10,600    Gillette                       329,554
 11,600    PepsiCo                        565,036
  3,000    Procter & Gamble               221,340
 10,000    Safeway (1)                    416,500
                                      -----------
                                        1,532,430
           ENERGY - 5.7%
 18,900    Exxon Mobil                    745,605
  7,400    Schlumberger                   358,308
                                      -----------
                                        1,103,913
           FINANCIAL SERVICES - 19.1%
  7,060    American International
            Group                         554,916
  7,900    Bank of New York               268,679
 18,532    Citigroup                      843,577
  6,200    Federal National Mortgage
            Association                   501,952

 Shares                                 Value $
 ------                                 -------
           FINANCIAL SERVICES - (CONTINUED)
 15,900    FleetBoston Financial          522,474
  3,800    Marsh & Mclennan               367,650
  7,200    Merrill Lynch                  314,712
 18,900    U.S. Bancorp                   336,042
                                      -----------
                                        3,710,002
           HEALTH CARE - 16.0%
  9,300    Abbott Laboratories            492,714
  7,900    American Home Products         441,057
 10,100    Baxter International           488,537
  9,900    Medtronic                      398,970
 20,675    Pfizer                         866,282
 10,600    Pharmacia                      429,512
                                      -----------
                                        3,117,072
           MEDIA - 5.6%
 18,450    AOL Time Warner (1)            575,825
 14,300    Comcast Class A (1)            512,512
                                      -----------
                                        1,088,337
           TECHNOLOGY - SEMICONDUCTORS - 4.5%
  8,500    Applied Materials (1)          289,935
 15,100    Intel                          368,742
  5,700    Linear Technology              221,160
                                      -----------
                                          879,837
           TELECOMMUNICATIONS - 6.9%
 10,900    AT&T                           166,225
 13,800    AT&T Wireless Services
            (1)                           199,272
 11,500    BellSouth                      425,500
 17,132    Qwest Communications
            International                 221,859
  6,900    Sprint (1)                     153,870
  3,600    Verizon Communications         179,316
                                      -----------
                                        1,346,042
           UTILITIES - 3.2%
  6,000    El Paso                        294,360
  7,700    Exelon                         323,939
                                      -----------
                                          618,299
                                      -----------
           TOTAL COMMON STOCKS
            (Cost $21,614,429)         19,247,641
                                      -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           SHORT-TERM INVESTMENT - 1.3%
260,725    SSgA U.S. Government
            Money Market Fund 2.49%
            (2) (Cost $260,725)           260,725
                                      -----------
           TOTAL INVESTMENTS
            (Cost $21,875,154) -
             100.3%                    19,508,366
           LIABILITIES IN EXCESS OF
            OTHER ASSETS - (0.3%)         (60,947)
                                      -----------
           TOTAL NET ASSETS -  100%   $19,447,419
                                      -----------
                                      -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 84.3%
            BUSINESS SERVICES - 5.3%
  16,100    Alliance Data Systems (1)      257,600
   8,000    Arbitron (1)                   216,000
   9,800    Certegy (1)                    279,300
   8,580    Global Payments                256,971
   6,300    National Data                  221,760
  13,800    United Rentals (1)             251,850
                                       -----------
                                         1,483,481
            CAPITAL GOODS - 4.0%
   1,950    Alliant Techsystems (1)        170,157
   3,900    American Axle &
             Manufacturing Holdings
             (1)                            65,910
   2,700    Flowserve (1)                   63,126
   4,400    Global Power Equipment
             Group (1)                      65,956
   6,300    Mettler-Toledo
             International (1)             289,233
   7,700    Pentair                        244,475
   2,300    SPX (1)                        229,080
                                       -----------
                                         1,127,937
            CONSUMER DISCRETIONARY - 19.3%
   9,700    American Eagle Outfitters
             (1)                           265,780
  10,950    Applebee's International       329,595
   3,600    Barnes & Noble (1)             132,300
  13,900    Borders Group (1)              216,701
   6,100    CBRL Group                     153,171
   9,439    CEC Entertainment (1)          365,667
  11,900    Clayton Homes                  166,600
  20,800    Dal-Tile International
             (1)                           337,168
   8,300    Ethan Allen Interiors          265,683
   8,500    Footstar (1)                   283,900
   4,300    Furniture Brands
             International (1)             103,243
   7,343    Jack in The Box (1)            180,638
   8,200    Michaels Stores (1)            421,234
   4,700    Mohawk Industries (1)          203,040
   4,400    O'Reilly Automotive (1)        124,344
   8,300    Reebok International (1)       172,308
  10,792    Rent-A-Center (1)              294,082
  17,010    Ruby Tuesday                   293,252
  18,500    Tommy Hilfiger (1)             212,565
   7,600    Valassis Communications
             (1)                           237,120
  15,000    Venator Group                  217,500

 Shares                                  Value $
 ------                                  -------
            CONSUMER DISCRETIONARY - (CONTINUED)
  13,200    Wolverine World Wide           194,436
   8,700    Zale (1)                       248,994
                                       -----------
                                         5,419,321
            CONSUMER STAPLES - 2.5%
   7,600    Constellation Brands (1)       311,904
  13,100    Performance Food Group
             (1)                           385,009
                                       -----------
                                           696,913
            ENERGY - 4.3%
   7,260    BJ Services (1)                185,784
   2,900    Cal Dive International
             (1)                            60,581
  13,400    Grant Prideco (1)              121,806
  55,800    Grey Wolf (1)                  161,262
  13,738    Hanover Compressor (1)         378,894
  13,400    Key Energy Services (1)        116,580
  10,600    Patterson-UTI Energy (1)       191,012
                                       -----------
                                         1,215,919
            FINANCE - 11.5%
   6,200    Affiliated Managers Group
             (1)                           382,540
   7,500    AmeriCredit (1)                116,250
   6,000    AmerUs Group                   181,620
  13,700    Federated Investors            357,570
   9,900    Greater Bay Bancorp            225,621
   7,700    Hilb, Rogal & Hamilton         446,061
   2,200    IndyMac Bancorp (1)             56,496
   1,200    Leucadia National               34,776
   4,300    Manufactured Home
             Communities                   131,365
   6,600    Metris                         106,986
   6,800    North Fork Bancorporation      189,720
   1,800    Pacific Century Financial       41,940
   4,800    RenaissanceRe Holdings         463,104
   3,100    StanCorp Financial Group       137,640
   1,000    White Mountains Insurance
             Group                         347,000
                                       -----------
                                         3,218,689
            HEALTH CARE - 18.3%
   5,700    AmerisourceBergen (1)          362,292
  10,500    Apogent Technologies (1)       245,910
  15,000    Apria Healthcare Group
             (1)                           345,000
   6,600    Beckman Coulter                280,302
  38,800    Beverly Enterprises (1)        290,612
   7,600    Charles River
             Laboratories
             International (1)             255,360

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            HEALTH CARE - (CONTINUED)
  14,300    Covance (1)                    262,405
  20,200    DaVita (1)                     367,640
   1,900    Dentsply International          85,481
   7,600    Edwards Lifesciences (1)       193,040
  10,900    Henry Schein (1)               367,875
   3,500    Laboratory Corporation of
             America Holdings (1)          301,700
  11,800    Manor Care (1)                 275,648
   6,331    Medicis Pharmaceutical
             Class A (1)                   365,235
  13,300    Omnicare                       264,404
   3,200    Patterson Dental (1)           121,600
   6,800    Province Healthcare (1)        187,340
   2,386    Quest Diagnostics (1)          155,997
   3,200    RehabCare Group (1)             81,280
   4,300    Universal Health Services
             (1)                           173,677
   2,600    Varian Medical Systems
             (1)                           174,460
                                       -----------
                                         5,157,258
            TECHNOLOGY - 8.8%
   3,300    Affiliated Computer
             Services (1)                  290,565
   9,200    Amphenol (1)                   409,860
  10,300    Belden                         206,103
   7,100    CTS                            114,665
   8,286    Perkinelmer                    222,976
  10,600    Plantronics (1)                220,268
     600    Plexus (1)                      15,000
   4,300    ProQuest (1)                   147,060
   5,500    Symantec (1)                   302,445
  14,400    Tektronix                      283,680
   6,400    Varian (1)                     162,176
   2,100    Zebra Technologies (1)          96,747
                                       -----------
                                         2,471,545
            TECHNOLOGY - SEMICONDUCTORS - 5.7%
   7,900    Adaptec                         95,195
  22,400    Aeroflex (1)                   328,608

 Shares                                  Value $
 ------                                  -------
            TECHNOLOGY - SEMICONDUCTORS -
             (CONTINUED)
   5,100    Alpha Industries (1)           118,728
   5,700    Exar (1)                       128,478
   8,900    Lattice Semiconductor (1)      155,750
   8,500    Micrel (1)                     213,775
  14,800    Oak Technology (1)             147,852
   7,700    Semtech (1)                    290,675
   4,400    Varian Semiconductor
             Equipment Associates (1)      132,176
                                       -----------
                                         1,611,237
            TECHNOLOGY - SOFTWARE - 1.2%
   4,000    Autodesk                       132,880
  14,000    Progress Software (1)          207,060
                                       -----------
                                           339,940
            TRANSPORTATION - 1.3%
  11,300    Ryder Systems                  211,310
   5,500    Teekay Shipping                152,020
                                       -----------
                                           363,330
            UTILITIES - 2.1%
   4,900    Black Hills                    134,554
  13,807    El Paso Electric (1)           187,775
   5,200    Kinder Morgan                  258,076
                                       -----------
                                           580,405
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $21,320,092)         23,685,975
                                       -----------
            SHORT-TERM INVESTMENTS - 9.0%
1,264,215   SSgA Money Market Fund
             2.55% (2)                   1,264,215
1,264,214   SSgA U.S. Government
             Money Market Fund 2.49%
             (2)                         1,264,214
                                       -----------
            TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $2,528,429)           2,528,429
                                       -----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001

Principal
Amount $                                 Value $
---------                                -------
            REPURCHASE AGREEMENT - 6.1%
1,714,000   State Street Bank and
             Trust Company,
             1.50%,11/01/01
             repurchase agreement,
             dated 10/31/01 with a
             repurchase price of
             $1,714,071,
             collateralized by a
             $1,675,000 United States
             Treasury Bond, 6.000%
             due 07/31/02 valued at
             $1,750,375. (Cost
             $1,714,000)                 1,714,000
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $25,562,521) - 99.4%       27,928,404
            OTHER ASSETS LESS
             LIABILITIES - 0.6%            167,717
                                       -----------
            TOTAL NET ASSETS - 100%    $28,096,121
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                 Value $
 ------                                 -------
           COMMON STOCKS - 91.5%
           BANKS & FINANCE - 8.9%
 12,500    Huntington Bancshares          192,875
  8,100    Stilwell Financial             162,891
  8,000    Willis Group Holdings (1)      186,320
                                       ----------
                                          542,086
           BASIC INDUSTRIES - 4.7%
  2,600    Ecolab                          91,468
  6,300    Monsanto                       197,190
                                       ----------
                                          288,658
           CAPITAL GOODS - 7.0%
  2,300    Northrop Grumman               229,885
  2,000    SPX (1)                        199,200
                                       ----------
                                          429,085
           CONSUMER CYCLICALS - 11.2%
  8,200    Brinker International (1)      208,280
 12,500    Crown Castle International
            (1)                           146,250
  3,600    McGraw-Hill                    189,288
  9,500    Staples (1)                    138,510
                                       ----------
                                          682,328
           CONSUMER STAPLES - 3.5%
  7,100    Kellogg                        216,550
                                       ----------
           ENERGY - 9.7%
  8,300    BJ Services (1)                212,397
  4,800    Devon Energy                   183,840
  5,700    Weatherford International
            (1)                           195,111
                                       ----------
                                          591,348
           HEALTH CARE - 9.7%
  5,200    Anthem (1)                     217,776
 14,600    HEALTHSOUTH (1)                190,092
  3,800    Watson Pharmaceuticals (1)     181,184
                                       ----------
                                          589,052
           INSURANCE - 11.2%
  5,500    Cincinnati Financial           204,600
  6,600    First American                 109,890
 10,800    Phoenix (1)                    138,780
 10,100    Principal Financial Group
            (1)                           227,250
                                       ----------
                                          680,520
           TECHNOLOGY - 20.8%
 12,300    Ceridian (1)                   202,827
 10,900    Conexant Systems (1)           110,635
  7,000    Harris                         239,960

 Shares                                 Value $
 ------                                 -------
           TECHNOLOGY - (CONTINUED)
  2,900    NCR (1)                        102,805
  7,000    SCI Systems (1)                142,170
  4,500    Symantec (1)                   247,455
  5,200    Teradyne (1)                   119,860
  4,700    Thermo Electron                 99,358
                                       ----------
                                        1,265,070
           UTILITIES - 4.8%
  7,000    KeySpan                        232,260
  3,900    Reliant Resources (1)           61,035
                                       ----------
                                          293,295
                                       ----------
           TOTAL COMMON STOCKS
            (Cost $5,201,703)           5,577,992
                                       ----------
           SHORT-TERM INVESTMENTS - 9.1%
278,494    SSgA Money Market Fund
            2.55% (2)                     278,494
278,494    SSgA U.S. Government Money
            Market Fund 2.49% (2)         278,494
                                       ----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $556,988)                556,988
                                       ----------
Principal
Amount $
---------
            REPURCHASE AGREEMENT - 3.5%
 212,000    State Street Bank and
             Trust Company, 1.50%,
             11/01/01 repurchase
             agreement, dated 10/31/01
             with a repurchase price
             of $212,009,
             collateralized by a
             $180,000 United States
             Treasury Bond, 6.875% due
             08/15/25, valued at
             $221,289 (Cost $212,000)      212,000
                                        ----------
            TOTAL INVESTMENTS
             (Cost $5,970,691) -104.1%   6,346,980
            LIABILITIES IN EXCESS OF
             OTHER ASSETS - (4.1%)        (252,842)
                                        ----------
            TOTAL NET ASSETS - 100%     $6,094,138
                                        ----------
                                        ----------

(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS - 92.3%
            BANKS & FINANCE - 6.8%
   24,300   Cullen/Frost Bankers           655,128
   26,600   Waddell & Reed Financial       678,034
    8,200   Washington Federal             185,730
   22,000   Wilmington Trust             1,249,600
                                       -----------
                                         2,768,492
            BASIC INDUSTRIES - 6.3%
   88,200   Calgon Carbon                  814,968
   58,400   Delta and Pine Land          1,054,120
   11,300   OM Group                       684,215
                                       -----------
                                         2,553,303
            CAPITAL GOODS - 8.6%
   19,050   Alliant Techsystems(1)       1,662,303
    2,500   Insituform Technologies
             Class A(1)                     47,900
   58,400   Terex(1)                       946,664
   32,300   Tetra Tech(1)                  835,924
                                       -----------
                                         3,492,791
            CONSUMER CYCLICALS - 5.8%
      500   Hispanic Broadcasting(1)         8,380
   53,500   Quanta Services(1)             813,200
   34,292   Scholastic(1)                1,532,852
                                       -----------
                                         2,354,432
            CONSUMER STAPLES - 5.7%
   85,000   Dial                         1,417,800
   22,300   Scotts Class A(1)              898,913
                                       -----------
                                         2,316,713
            ENERGY - 15.0%
   46,400   Cal Dive International(1)      969,296
   33,100   Forest Oil                     906,940
  117,800   Grant Prideco(1)             1,070,802
   43,900   National-Oilwell(1)            813,028
   48,900   Plains Resources(1)          1,334,970
   55,600   Pure Resources(1)              984,120
                                       -----------
                                         6,079,156
            HEALTH CARE - 14.8%
   59,000   Alpharma                     1,634,300
   16,300   Barr Laboratories(1)         1,186,640
   92,000   Dendrite International(1)      912,640
   17,100   Haemonetics(1)                 651,510
   20,400   IDEXX Laboratories(1)          514,080
   38,700   Syncor International(1)      1,122,300
                                       -----------
                                         6,021,470

 Shares                                  Value $
 ------                                  -------
            INSURANCE - 4.8%
   25,900   Max Re Capital(1)              427,350
   39,600   Protective Life              1,090,980
   20,200   Selective Insurance Group      433,896
                                       -----------
                                         1,952,226
            TECHNOLOGY - 18.6%
  127,700   Borland Software(1)          1,428,963
   29,600   EDO                            797,720
   51,200   Harris                       1,755,136
   32,900   KEMET(1)                       588,252
   86,200   Storage Technology(1)        1,617,974
   53,100   Titan(1)                     1,387,503
                                       -----------
                                         7,575,548
            UTILITIES - 5.9%
   46,000   Philadelphia Suburban        1,311,000
   57,650   Southern Union               1,099,962
                                       -----------
                                         2,410,962
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $30,877,198)         37,525,093
                                       -----------
            SHORT-TERM INVESTMENTS - 7.6%
1,292,482   SSgA Money Market Fund
             2.55%(2)                    1,292,482
1,799,010   SSgA U.S. Government
             Money Market Fund
             2.49%(2)                    1,799,010
                                       -----------
            TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $3,091,492)           3,091,492
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $33,968,690) - 99.9%       40,616,585
            OTHER ASSETS LESS
             LIABILITIES - 0.1%             38,389
                                       -----------
            TOTAL NET ASSETS -  100%   $40,654,974
                                       -----------
                                       -----------

(1) Denotes non-income producing security
(2) Interest rate shown is 7-day yield as of October 31, 2001.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                           INTERNATIONAL
                                              EMERGING                        SMALLER
                                               MARKETS     INTERNATIONAL     COMPANIES        ULTRA
                                                FUND           FUND            FUND            FUND
                                              --------     -------------   -------------      -----
ASSETS
  Investments in securities, at
     value - Note 2........................  $28,522,768    $18,801,273     $22,479,006    $143,818,047
  Repurchase agreements....................           --      1,742,000              --      26,644,000
  Cash.....................................           --            906              --             404
  Foreign currency, at value...............      751,501          4,607             637              --
  Dividends and tax reclaims receivable....       20,013        112,275          58,541          74,200
  Interest receivable......................        3,919          4,412           3,460          34,323
  Receivable for securities sold...........      194,522        618,699       2,388,043       7,306,799
  Receivable for foreign currency contracts
     sold..................................           --        167,136          71,089              --
  Receivable for Fund shares sold..........        1,416             --          22,918         137,749
  Deferred organizational costs............          195             --              --              --
  Prepaid expenses.........................       18,750         22,239          24,253           9,934
  Due from Investment Advisor - Note 3.....       49,172             --          28,215          33,541
                                             -----------    -----------     -----------    ------------
          TOTAL ASSETS.....................   29,562,256     21,473,547      25,076,162     178,058,997
LIABILITIES
  Securities sold short, at value - Note
     2.....................................           --             --              --         780,150
  Payable for securities purchased.........      256,440        343,700              --       8,638,990
  Payable for foreign currency contracts
     purchased.............................           --         56,256             617              --
  Payable to sub-custodian.................           --         20,074              --              --
  Payable for Fund shares redeemed.........       16,060         82,501       3,411,100           6,000
  Advisory fee payable - Note 3............       24,212          8,074           4,229         170,451
  Administration fee payable - Note 3......        6,078          4,037           5,243          34,090
  Accrued expenses and other liabilities...       38,974        109,231          21,085         147,720
                                             -----------    -----------     -----------    ------------
          TOTAL LIABILITIES................      341,764        623,873       3,442,274       9,777,401
                                             -----------    -----------     -----------    ------------
       NET ASSETS..........................  $29,220,492    $20,849,674     $21,633,888    $168,281,596
                                             ===========    ===========     ===========    ============
NET ASSETS
  Capital paid-in..........................  $47,682,572    $31,697,358     $28,669,582    $ 88,530,383
  Undistributed (distributions in excess
     of) net investment income.............      (19,358)     2,081,342         292,406              --
  Accumulated net realized gain (loss) on
     investments and foreign currency
     transactions..........................  (13,851,365)   (10,313,996)     (2,001,873)     64,120,183
  Net unrealized appreciation
     (depreciation) on investments and
     foreign currency translations.........   (4,591,357)    (2,615,030)     (5,326,227)     15,631,030
                                             -----------    -----------     -----------    ------------
          NET ASSETS.......................  $29,220,492    $20,849,674     $21,633,888    $168,281,596
                                             ===========    ===========     ===========    ============
Investor Class:
  Net asset value, offering and redemption
     price per share.......................  $      7.49    $      7.26     $      9.07    $      46.07
Total shares outstanding at end of
  period...................................    3,900,652      2,871,120       2,385,414       3,652,765
Cost of securities including repurchase
  agreements...............................  $33,108,395    $23,268,704     $27,868,351    $154,752,069
Proceeds from securities sold not yet
  purchased................................           --             --              --         701,202
Cost of foreign currency...................  $   751,280    $   (15,426)    $       637    $         --

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       U.S. LARGE     U.S. SMALLER      MIDCAP          SMALL
       CAP EQUITY      COMPANIES        VALUE       CAPITALIZATION
          FUND            FUND           FUND         VALUE FUND
       ----------     ------------      ------      --------------
       $19,508,366    $26,214,404     $6,134,980     $40,616,585
                --      1,714,000        212,000              --
                --            673            446              --
                --             --             --              --
            17,557          4,721          3,871          12,911
               448          5,499          1,123           6,626
                --        380,308        120,596         932,572
                --             --             --              --
             2,556        175,186          1,378          71,494
                --             --          1,088              --
             6,696          9,495          1,164          20,793
             3,996         13,197         47,143              --
       -----------    -----------     ----------     -----------
        19,539,619     28,517,483      6,523,789      41,660,981
                --             --             --              --
                --        348,577        381,152         900,179
                --             --             --              --
                --             --             --              --
            25,918          1,947             --          25,021
             8,600         11,322          4,493          32,890
                --          5,661             --              --
            57,682         53,855         44,006          47,917
       -----------    -----------     ----------     -----------
            92,200        421,362        429,651       1,006,007
       -----------    -----------     ----------     -----------
       $19,447,419    $28,096,121     $6,094,138     $40,654,974
       ===========    ===========     ==========     ===========
       $25,397,022    $23,063,976     $5,069,638     $30,424,402
                --             --             --              --
        (3,582,815)     2,666,262        648,211       3,582,677
        (2,366,788)     2,365,883        376,289       6,647,895
       -----------    -----------     ----------     -----------
       $19,447,419    $28,096,121     $6,094,138     $40,654,974
       ===========    ===========     ==========     ===========
       $      3.55    $     15.17     $    11.11     $     13.50
         5,473,254      1,851,801        548,539       3,011,639
       $21,875,154    $25,562,521     $5,970,691     $33,968,690
                --             --             --              --
       $        --    $        --     $       --     $        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                INTERNATIONAL
                                                   EMERGING                        SMALLER
                                                   MARKETS      INTERNATIONAL     COMPANIES        ULTRA
                                                     FUND           FUND            FUND           FUND
                                                     ----       -------------   -------------      -----
INVESTMENT INCOME
  Dividend income..............................  $    558,179   $    814,497     $   314,127    $   599,259
  Interest income..............................        81,699        170,702          66,561      1,262,108
  Litigation income (a)........................            --             --              --             --
  Foreign taxes withheld.......................       (47,617)       (61,365)        (32,887)       (10,581)
                                                 ------------   ------------     -----------    -----------
      TOTAL INCOME.............................       592,261        923,834         347,801      1,850,786
EXPENSES
  Investment advisory fees - Note 3............       312,834        294,280         178,712      1,484,261
  Administrative fees - Note 3.................        78,208        133,194          52,560        296,868
  Subadministration fees - Note 3..............        49,607         78,115          34,645        208,943
  Custodian fees...............................       177,521        128,847          96,659        137,406
  Audit fees...................................        16,954         41,492           9,672         83,070
  Legal fees...................................        16,954         39,433           9,672         70,216
  Printing expenses............................        36,193         33,624          19,944         28,099
  Trustees fees - Note 5.......................        11,372         21,968           6,376         29,153
  Transfer agent fees..........................        20,722         25,577          31,891         31,414
  Organizational expenses......................           193             --           3,046             --
  Registration fees............................        14,685         17,579          11,314         19,677
  Insurance....................................         3,686         14,011           2,143          9,855
  Other........................................         4,267          4,431           2,847          8,343
                                                 ------------   ------------     -----------    -----------
      TOTAL EXPENSES...........................       743,196        832,551         459,481      2,407,305
  Expenses borne by Investment Adviser - Note
    3..........................................      (213,982)      (216,908)       (123,086)       (33,541)
  Expenses waived by Investment Adviser - Note
    3..........................................            --        (29,612)        (21,031)            --
  Interest expense.............................         1,238             --              --             --
                                                 ------------   ------------     -----------    -----------
      NET EXPENSES.............................       530,452        586,031         315,364      2,373,764
                                                 ------------   ------------     -----------    -----------
      NET INVESTMENT INCOME (LOSS).............        61,809        337,803          32,437       (522,978)
                                                 ------------   ------------     -----------    -----------
REALIZED AND UNREALIZED GAIN
  LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold
    (b)........................................   (10,173,939)   (11,508,036)     (1,974,460)    65,024,999
  Net realized gain (loss) on foreign currency
    transactions...............................      (255,712)     1,963,341         307,992        (27,880)
                                                 ------------   ------------     -----------    -----------
      Net realized gain (loss) on investments
         and
         foreign currency transactions.........   (10,429,651)    (9,544,695)     (1,666,468)    64,997,119
                                                 ------------   ------------     -----------    -----------
  Change in net unrealized appreciation
    (depreciation) on investments..............       (86,666)      (979,995)     (5,712,703)     8,631,610
  Change in net unrealized appreciation
    (depreciation) on foreign currency
    translations...............................        (5,224)      (103,079)          3,878             --
                                                 ------------   ------------     -----------    -----------
      Net change in unrealized appreciation
         (depreciation) on investments and
         foreign currency translations.........       (91,890)    (1,083,074)     (5,708,825)     8,631,610
                                                 ------------   ------------     -----------    -----------
      NET GAIN (LOSS)..........................   (10,521,541)   (10,627,769)     (7,375,293)    73,628,729
                                                 ------------   ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................  $(10,459,732)  $(10,289,966)    $(7,342,856)   $73,105,751
                                                 ============   ============     ===========    ===========

(a) Represents amounts recovered from settlement of litigation with respect to securities previously held by the Funds.
(b) Includes capital gains taxes for sales of Thailand securities in the amount of $2,745 for Schroder Emerging Markets Fund.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        U.S. LARGE     U.S. SMALLER      MIDCAP           SMALL
        CAP EQUITY      COMPANIES         VALUE       CAPITALIZATION
           FUND            FUND           FUND          VALUE FUND
        ----------     ------------      ------       --------------
       $    351,414    $   100,977     $    70,349     $   346,915
             32,033        106,633          20,811         103,746
             50,437          2,295              --              --
                (19)            --              --              --
       ------------    -----------     -----------     -----------
            433,865        209,905          91,160         450,661
            228,672        150,037          66,790         458,484
                 --         74,981              --              --
             44,674         44,850          11,516          74,489
             92,610        113,578          84,550          98,315
             24,499         22,566           4,201          28,578
             12,847          8,469           4,201          29,939
             28,642         25,645          29,804          33,662
             10,552          9,088           2,278          14,680
             58,023         43,007          19,807          38,432
                 --          4,369           5,665              --
             23,361         15,919          21,950          13,334
              5,884         31,240           1,000           6,502
              7,818          3,977           2,461           6,776
       ------------    -----------     -----------     -----------
            537,582        547,726         254,223         803,191
             (3,996)      (100,780)       (154,312)             --
            (76,224)            --              --              --
                 --             --              --              --
       ------------    -----------     -----------     -----------
            457,362        446,946          99,911         803,191
       ------------    -----------     -----------     -----------
            (23,497)      (237,041)         (8,751)       (352,530)
       ------------    -----------     -----------     -----------
         (3,566,452)     9,129,825         653,281       5,726,390
                 --             --              --              --
       ------------    -----------     -----------     -----------
         (3,566,452)     9,129,825         653,281       5,726,390
       ------------    -----------     -----------     -----------
         (6,798,033)    (8,433,977)     (1,227,677)     (2,701,063)
                 --             --              --              --
       ------------    -----------     -----------     -----------
         (6,798,033)    (8,433,977)     (1,227,677)     (2,701,063)
       ------------    -----------     -----------     -----------
        (10,364,485)       695,848        (574,396)      3,025,327
       ------------    -----------     -----------     -----------
       $(10,387,982)   $   458,807     $  (583,147)    $ 2,672,797
       ============    ===========     ===========     ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                        INTERNATIONAL
                                           EMERGING                        SMALLER
                                           MARKETS      INTERNATIONAL     COMPANIES        ULTRA
                                             FUND           FUND            FUND            FUND
                                             ----           ----        -------------       ----
INCREASE (DECREASE) IN NET ASSETS
  From Operations:
     Net investment (loss) income......  $     61,809   $     337,803   $     32,437    $   (522,978)
     Net realized gain (loss) on
       investments and foreign currency
       transactions....................   (10,429,651)     (9,544,695)    (1,666,468)     64,997,119
     Change in net unrealized
       appreciation (depreciation) on
       investments and foreign currency
       translations....................       (91,890)     (1,083,074)    (5,708,825)      8,631,610
                                         ------------   -------------   ------------    ------------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (10,459,732)    (10,289,966)    (7,342,856)     73,105,751
                                         ------------   -------------   ------------    ------------
  Dividends and Distributions to
     Investor Shareholders:
     From net investment income........            --      (1,859,233)      (102,007)             --
     From net realized capital gains...            --     (41,526,854)    (2,869,833)    (36,592,388)
                                         ------------   -------------   ------------    ------------
                                                   --     (43,386,087)    (2,971,840)    (36,592,388)
                                         ------------   -------------   ------------    ------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................    26,457,678      51,879,232     38,366,675      36,951,610
  Reinvestment of distributions........            --      41,341,524      2,875,643      36,039,115
  Redemptions of shares................   (18,330,700)   (124,057,747)   (27,927,812)    (22,207,817)
                                         ------------   -------------   ------------    ------------
     Total increase (decrease) from
       Investor Share transactions.....     8,126,978     (30,836,991)    13,314,506      50,782,908
                                         ------------   -------------   ------------    ------------
  Total increase (decrease) in net
     assets............................    (2,332,754)    (84,513,044)     2,999,810      87,296,271
NET ASSETS
  Beginning of Period..................    31,553,246     105,362,718     18,634,078      80,985,325
                                         ------------   -------------   ------------    ------------
  End of Period........................  $ 29,220,492   $  20,849,674   $ 21,633,888    $168,281,596
                                         ============   =============   ============    ============
Undistributed (distributions in excess
  of) net investment income............  $    (19,358)  $   2,081,342   $    292,406    $         --
                                         ============   =============   ============    ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares......................     2,913,205       4,998,528      3,458,902       1,123,491
  Reinvestment of distributions........            --       4,201,374        232,657       1,343,239
  Redemption of shares.................    (2,019,294)    (12,624,111)    (2,508,168)       (567,339)
                                         ------------   -------------   ------------    ------------
  Net increase (decrease) in Investor
     Shares............................       893,911      (3,424,209)     1,183,391       1,899,391
                                         ============   =============   ============    ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     U.S. LARGE     U.S. SMALLER       MIDCAP           SMALL
     CAP EQUITY      COMPANIES         VALUE        CAPITALIZATION
        FUND            FUND            FUND          VALUE FUND
        ----        ------------       ------       --------------
    $    (23,497)   $   (237,041)   $     (8,751)    $   (352,530)
      (3,566,452)      9,129,825         653,281        5,726,390
      (6,798,033)     (8,433,977)     (1,227,677)      (2,701,063)
    ------------    ------------    ------------     ------------
     (10,387,982)        458,807        (583,147)       2,672,797
    ------------    ------------    ------------     ------------
              --              --          (4,226)              --
              --      (9,983,529)       (730,900)     (11,197,381)
    ------------    ------------    ------------     ------------
              --      (9,983,529)       (735,126)     (11,197,381)
    ------------    ------------    ------------     ------------
       1,215,390      15,197,592       1,260,444       19,219,026
              --       9,844,243         667,099       10,717,533
     (19,707,084)    (51,057,974)     (2,675,981)     (33,997,202)
    ------------    ------------    ------------     ------------
     (18,491,694)    (26,016,139)       (748,438)      (4,060,643)
    ------------    ------------    ------------     ------------
     (28,879,676)    (35,540,861)     (2,066,711)     (12,585,227)
      48,327,095      63,636,982       8,160,849       53,240,201
    ------------    ------------    ------------     ------------
    $ 19,447,419    $ 28,096,121    $  6,094,138     $ 40,654,974
    ============    ============    ============     ============
    $         --    $         --    $         --     $         --
    ============    ============    ============     ============
         271,190         972,058         100,573        1,383,799
              --         673,802          55,041          809,481
      (4,551,263)     (3,327,868)       (211,733)      (2,472,424)
    ------------    ------------    ------------     ------------
      (4,280,073)     (1,682,008)        (56,119)        (279,144)
    ============    ============    ============     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                               INTERNATIONAL
                                                                EMERGING                          SMALLER
                                                                MARKETS       INTERNATIONAL      COMPANIES
                                                                  FUND            FUND             FUND
                                                                --------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)............................  $   (158,054)   $     693,923    $    (40,973)
    Net realized gain (loss) on investments and foreign
      currency transactions.................................    (3,419,443)      43,684,157       2,913,756
    Change in net unrealized appreciation (depreciation) on
      investments and foreign currency transactions.........    (4,862,790)     (26,211,815)     (1,005,208)
                                                              ------------    -------------    ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (8,440,287)      18,166,265       1,867,575
  Dividends and Distributions to Investor Shareholders:
    From net investment income..............................       (71,978)        (589,679)         (5,696)
    From net realized capital gains.........................      (292,305)     (12,889,783)     (1,351,877)
    From return of capital..................................            --               --              --
  Dividends and Distributions to Advisor Shareholders:
    From net investment income..............................            --               --              --
    From net realized capital gains.........................            --               --              --
                                                              ------------    -------------    ------------
                                                                  (364,283)     (13,479,462)     (1,357,573)
                                                              ------------    -------------    ------------
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................    56,195,530      255,035,992      28,691,256
    Reinvestment of distributions...........................       364,283       12,350,145       1,269,385
    Redemptions of shares...................................   (19,364,379)    (324,330,164)    (21,672,515)
    Issuance of merger shares -- Note 9.....................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) FROM INVESTOR SHARE
      TRANSACTIONS..........................................    37,195,434      (56,944,027)      8,288,126
                                                              ------------    -------------    ------------
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --              --
    Reinvestment of distributions...........................            --               --              --
    Redemptions of shares...................................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) FROM ADVISOR SHARE
      TRANSACTIONS..........................................            --               --              --
                                                              ------------    -------------    ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.................    28,390,864      (52,257,224)      8,798,128
                                                              ------------    -------------    ------------
NET ASSETS
    Beginning of period.....................................     3,162,382      157,619,942       9,835,950
                                                              ------------    -------------    ------------
    End of period...........................................  $ 31,553,246    $ 105,362,718    $ 18,634,078
                                                              ============    =============    ============
  Undistributed (distributions in excess of) net investment
    income..................................................  $    (25,207)   $   1,639,430    $     42,076
                                                              ============    =============    ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
    Sales of shares.........................................     4,147,126       14,344,933       1,624,433
    Reinvestment of distributions...........................        27,064          723,076          82,740
    Redemption of shares....................................    (1,427,077)     (18,035,607)     (1,193,338)
    Issuance of merger shares -- Note 9.....................            --               --              --
                                                              ------------    -------------    ------------
  Net increase (decrease) in Investor Shares................     2,747,113       (2,967,598)        513,835
                                                              ============    =============    ============
ADVISOR SHARE TRANSACTIONS:
    Sales of shares.........................................            --               --              --
    Reinvestment of distributions...........................            --               --              --
    Redemption of shares....................................            --               --              --
                                                              ------------    -------------    ------------
  Net increase (decrease) in Advisor Shares.................            --               --              --
                                                              ============    =============    ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      U.S. LARGE     U.S. SMALLER       MIDCAP           SMALL
          ULTRA       CAP EQUITY      COMPANIES         VALUE        CAPITALIZATION
          FUND           FUND            FUND            FUND          VALUE FUND
          ----        -----------    ------------    ------------    --------------
       $  (198,550)   $  (154,489)   $   (286,334)   $     (2,797)    $   (225,794)
        36,292,965      4,197,430      10,252,989       1,107,354       14,748,939
         5,630,333     (2,977,776)      7,939,225       1,015,085          854,034
       -----------    -----------    ------------    ------------     ------------
        41,724,748      1,065,165      17,905,880       2,119,642       15,377,179
                --             --              --          (3,008)              --
        (5,813,221)    (5,718,509)             --              --       (2,491,082)
                --       (730,929)             --              --               --
                --             --              --              --               --
                --             --              --              --           (5,686)
       -----------    -----------    ------------    ------------     ------------
        (5,813,221)    (6,449,438)             --          (3,008)      (2,496,768)
       -----------    -----------    ------------    ------------     ------------
        26,653,984      3,152,992      30,111,189       7,713,138       27,008,941
         5,642,897      5,064,753              --           3,006        2,463,098
        (7,818,665)    (5,917,223)    (24,922,951)    (12,851,860)     (49,318,023)
                --     37,300,982              --              --               --
       -----------    -----------    ------------    ------------     ------------
        24,478,216     39,601,504       5,188,238      (5,135,716)     (19,845,984)
       -----------    -----------    ------------    ------------     ------------
                --             --       2,274,004              --           77,147
                --             --              --              --            5,686
                --             --      (8,714,849)         (3,184)        (212,105)
       -----------    -----------    ------------    ------------     ------------
                --             --      (6,440,845)         (3,184)        (129,272)
       -----------    -----------    ------------    ------------     ------------
        60,389,743     34,217,231      16,653,273      (3,022,266)      (7,094,845)
       -----------    -----------    ------------    ------------     ------------
        20,595,582     14,109,864      46,983,709      11,183,115       60,335,046
       -----------    -----------    ------------    ------------     ------------
       $80,985,325    $48,327,095    $ 63,636,982    $  8,160,849     $ 53,240,201
       ===========    ===========    ============    ============     ============
       $        --    $        --    $         --    $      1,711     $         --
       ===========    ===========    ============    ============     ============
           887,828        574,897       1,847,371         662,824        1,953,764
           280,741        936,388              --             264          193,640
          (252,899)    (1,075,751)     (1,611,841)     (1,085,562)      (3,451,165)
                --      7,220,033              --              --               --
       -----------    -----------    ------------    ------------     ------------
           915,670      7,655,567         235,530        (422,474)      (1,303,761)
       ===========    ===========    ============    ============     ============
                --             --         146,819              --            5,657
                --             --              --              --              451
                --             --        (524,652)           (342)         (16,012)
       -----------    -----------    ------------    ------------     ------------
                --             --        (377,833)           (342)          (9,904)
       ===========    ===========    ============    ============     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR        FOR
                                      FOR THE        FOR THE        FOR THE        THE        THE
                                       YEAR           YEAR          PERIOD        YEAR       PERIOD
                                       ENDED          ENDED          ENDED        ENDED      ENDED
                                      OCTOBER        OCTOBER        OCTOBER        MAY        MAY
                                        31,            31,            31,          31,        31,
                                       2001           2000         1999 (A)       1999      1998 (F)
                                    -----------    -----------    -----------    -------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $ 10.49        $ 12.18        $10.62       $ 9.04      $10.00
                                      -------        -------        ------       ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)....       0.02          (0.18)        (0.03)        0.03        0.02
  Net Realized and Unrealized Gain
     (Loss) on Investments and
     Foreign Currency
     Transactions.................      (3.02)         (0.90)         1.59         1.58       (0.98)
                                      -------        -------        ------       ------      ------
  TOTAL FROM INVESTMENT
     OPERATIONS...................      (3.00)         (1.08)         1.56         1.61       (0.96)
                                      -------        -------        ------       ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...........         --          (0.12)           --        (0.03)         --
  Net Realized Gain on Investments
     and Foreign Currency
     Transactions.................         --          (0.49)           --           --          --
                                      -------        -------        ------       ------      ------
  Total Distributions.............         --          (0.61)           --        (0.03)         --
                                      -------        -------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD....    $  7.49        $ 10.49        $12.18       $10.62      $ 9.04
                                      =======        =======        ======       ======      ======
TOTAL RETURN (c)..................     (28.60)%       (10.00)%       14.69%       17.88%      (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)......................    $29,220        $31,553        $3,162       $2,218      $   18
  Ratios to Average Net Assets:
     (b)
     Expenses including
       reimbursement/waiver of
       fees.......................       1.70%          1.70%         1.70%(d)     1.65%       1.70%(d)
     Expenses excluding
       reimbursement/waiver of
       fees.......................       2.38%          2.35%         7.84%(d)    10.74%         --(e)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.......................       0.20%         (0.61)%       (0.59)%(d)    0.51%       1.72%(d)
  Portfolio Turnover Rate (g).....        144%           192%          160%         177%(h)      23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31, 1998.
(g) The portfolio turnover rates for the period ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     FOR THE YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------
                                            2001       2000       1999       1998       1997
                                            ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD.....  $ 16.74   $  17.02   $  17.10   $  18.37   $  20.01
                                           -------   --------   --------   --------   --------
INVESTMENT OPERATIONS (a)
  Net Investment Income..................     0.09       0.15       0.07       0.23       0.14
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions........................    (2.38)      1.24       3.20       0.34       1.31
                                           -------   --------   --------   --------   --------
  TOTAL FROM INVESTMENT OPERATIONS.......    (2.29)      1.39       3.27       0.57       1.45
                                           -------   --------   --------   --------   --------
DISTRIBUTIONS FROM
  Net Investment Income..................    (0.31)     (0.07)     (0.18)     (0.29)     (0.46)
  Net Realized Gain on Investments and
     Foreign Currency Transactions.......    (6.88)     (1.60)     (3.17)     (1.55)     (2.63)
                                           -------   --------   --------   --------   --------
  Total Distributions....................    (7.19)     (1.67)     (3.35)     (1.84)     (3.09)
                                           -------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...........  $  7.26   $  16.74   $  17.02   $  17.10   $  18.37
                                           =======   ========   ========   ========   ========
TOTAL RETURN (b).........................   (24.96)%     8.02%     21.82%      3.82%      8.33%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period (000's)....  $20,850   $105,363   $157,620   $129,955   $191,219
  Ratios to Average Net Assets: (a)
     Expenses including
       reimbursement/waiver of fees......     0.99%      0.99%      0.99%      0.99%      0.99%
     Expenses excluding
       reimbursement/waiver of fees......     1.41%      1.14%      1.06%      1.08%      1.06%
     Net investment income including
       reimbursement/waiver of fees......     0.57%      0.54%      0.60%      1.14%      0.67%
  Portfolio Turnover Rate (c)............      146%       132%        85%        53%        36%

(a) From the period November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) The portfolio turnover rates for the years October 31, 1997 and October 31, 1998, represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        FOR THE
                                                                                        PERIOD
                                                FOR THE YEAR ENDED OCTOBER 31,           ENDED
                                            --------------------------------------    OCTOBER 31,
                                             2001       2000       1999      1998      1997 (a)
                                             ----       ----       ----      ----     -----------
NET ASSET VALUE, BEGINNING OF PERIOD......  $ 15.50    $ 14.29    $ 9.35    $ 9.22      $10.00
                                            -------    -------    ------    ------      ------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)............     0.05      (0.05)     0.06      0.05        0.02
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions.........................    (3.78)      3.23      5.62      0.60       (0.79)
                                            -------    -------    ------    ------      ------
  TOTAL FROM INVESTMENT OPERATIONS........    (3.73)      3.18      5.68      0.65       (0.77)
                                            -------    -------    ------    ------      ------
DISTRIBUTIONS FROM
  Net Investment Income...................    (0.09)     (0.01)    (0.04)    (0.01)      (0.01)
  Net Realized Gain on Investments and
     Foreign Currency Transactions........    (2.61)     (1.96)    (0.70)    (0.51)         --
                                            -------    -------    ------    ------      ------
  Total Distributions.....................    (2.70)     (1.97)    (0.74)    (0.52)      (0.01)
                                            -------    -------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD............  $  9.07    $ 15.50    $14.29    $ 9.35      $ 9.22
                                            =======    =======    ======    ======      ======
TOTAL RETURN (c)..........................   (28.67)%    22.37%    65.27%     7.88%      (7.73)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period (000's).....  $21,634    $18,634    $9,836    $4,165      $6,836
  Ratios to Average Net Assets: (b)
     Expenses including
       reimbursement/waiver of fees.......     1.50%      1.50%     1.50%     1.50%       1.50%(d)
     Expenses excluding
       reimbursement/waiver of fees.......     2.19%      2.32%     2.74%     5.26%       3.93%(d)
     Net investment income (loss)
       including reimbursement/waiver of
       fees...............................     0.15%     (0.26)%    0.53%     0.33%       0.21%(d)
  Portfolio Turnover Rate (e).............       48%        86%       81%       82%         32%(f)

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder International Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.
(f)  Not Annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND - INVESTOR SHARES*
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR        FOR
                                      FOR THE        FOR THE        FOR THE        THE        THE
                                       YEAR           YEAR          PERIOD        YEAR       PERIOD
                                       ENDED          ENDED          ENDED        ENDED      ENDED
                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    MAY 31,    MAY 31,
                                       2001           2000         1999 (a)       1999      1998 (d)
                                    -----------    -----------    -----------    -------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................   $  46.19        $ 24.59        $ 20.18      $ 14.26     $10.00
                                     --------        -------        -------      -------     ------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)....      (0.14)         (0.11)         (0.06)       (0.13)     (0.04)
  Net Realized and Unrealized Gain
     (Loss) on Investments........      23.15          28.83           4.47         8.28       4.50
                                     --------        -------        -------      -------     ------
  TOTAL FROM INVESTMENT
     OPERATIONS...................      23.01          28.72           4.41         8.15       4.46
                                     --------        -------        -------      -------     ------
DISTRIBUTIONS FROM
  Net Investment Income...........         --             --             --           --         --
  Net Realized Gain on
     Investments..................     (23.13)         (7.12)            --        (2.23)     (0.20)
                                     --------        -------        -------      -------     ------
  Total Distributions.............     (23.13)         (7.12)            --        (2.23)     (0.20)
                                     --------        -------        -------      -------     ------
NET ASSET VALUE, END OF PERIOD....   $  46.07        $ 46.19        $ 24.59      $ 20.18     $14.26
                                     ========        =======        =======      =======     ======
TOTAL RETURN......................      85.74%        154.40%(b)      21.85%(b)    64.56%(b)   45.41%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of Period
     (000's)......................   $168,282        $80,985        $20,596      $14,317     $6,340
  Ratios to Average Net Assets:
     Expenses including
       reimbursement/waiver of
       fees.......................       2.00%          2.00%          2.00%(c)     2.00%      2.00%(c)
     Expenses excluding
       reimbursement/waiver of
       fees.......................       2.03%          2.06%          2.53%(c)     3.27%      6.02%(c)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.......................      (0.44)%        (0.40)%        (0.73)%(c)   (1.10)%    (0.77)%(c)
  Portfolio Turnover Rate.........        619%           725%           173%(e)      341%       166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c)  Annualized.
(d) The Fund commenced operations on October 15, 1997.
(e) Not annualized.
 * Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown above would not necessarily have been achieved under the Fund's current policies.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                2001       2000      1999      1998      1997
                                                ----       ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  4.95    $  6.73   $  7.79   $  9.82   $  9.76
                                               -------    -------   -------   -------   -------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)...............       --(a)   (0.02)    (0.06)    (0.06)    (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................    (1.40)      1.26      2.00      0.78      2.20
                                               -------    -------   -------   -------   -------
  TOTAL FROM INVESTMENT OPERATIONS...........    (1.40)      1.24      1.94      0.72      2.19
                                               -------    -------   -------   -------   -------
DISTRIBUTIONS FROM
  Net Investment Income......................       --         --        --        --     (0.02)
  Net Realized Gain on Investments...........       --      (2.68)    (3.00)    (2.75)    (2.11)
  Return of Capital..........................       --      (0.34)       --        --        --
                                               -------    -------   -------   -------   -------
  Total Distributions........................       --      (3.02)    (3.00)    (2.75)    (2.13)
                                               -------    -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............  $  3.55    $  4.95   $  6.73   $  7.79   $  9.82
                                               =======    =======   =======   =======   =======
TOTAL RETURN (b).............................   (28.28)%    18.73%    30.95%     8.87%    26.49%
RATIOS AND SUPPLEMENTARY DATA:
  Net Assets at End of Period (000's) (c)....  $19,447    $48,327   $14,110   $12,540   $13,861
  Ratios to Average Net Assets:
     Expenses including reimbursement/waiver
       of fees...............................     1.50%      1.40%     1.50%     1.50%     1.50%
     Expenses excluding reimbursement/waiver
       of fees...............................     1.76%      1.55%     1.99%     1.85%     1.68%
     Net investment income including
       reimbursement/waiver of fees..........    (0.08)%    (0.79)%   (0.93)%   (0.71)%   (0.09)%
  Portfolio Turnover Rate....................       62%       195%       87%      209%       44%

(a) Amount was less than $(0.01) per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000. See Note 9.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                        FOR THE       FOR THE       FOR THE                           FOR
                                         YEAR          YEAR         PERIOD           FOR THE          THE
                                         ENDED         ENDED         ENDED         YEAR ENDED        PERIOD
                                        OCTOBER       OCTOBER       OCTOBER          MAY 31,         ENDED
                                          31,           31,           31,       -----------------   MAY 31,
                                         2001          2000        1999 (a)      1999      1998     1997 (f)
                                        -------       -------      --------      ----      ----     --------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $ 18.01       $ 12.79       $ 12.80     $ 14.76   $ 13.26   $ 17.23
                                        -------       -------       -------     -------   -------   -------
INVESTMENT OPERATIONS (b)
  Net Investment Income (Loss)......      (0.13)        (0.08)        (0.03)      (0.09)    (0.06)    (0.02)
  Net Realized and Unrealized Gain
     (Loss) on Investments..........       0.59          5.30          0.02       (1.84)     2.82      1.88
                                        -------       -------       -------     -------   -------   -------
  TOTAL FROM INVESTMENT
     OPERATIONS.....................       0.46          5.22         (0.01)      (1.93)     2.76      1.86
                                        -------       -------       -------     -------   -------   -------
DISTRIBUTIONS FROM
  Net Investment Income.............         --            --            --          --        --        --
  Net Realized Gain (Loss) on
     Investments....................      (3.30)           --            --       (0.03)    (1.26)    (5.83)
                                        -------       -------       -------     -------   -------   -------
  Total Distributions...............      (3.30)           --            --       (0.03)    (1.26)    (5.83)
                                        -------       -------       -------     -------   -------   -------
NET ASSET VALUE, END OF PERIOD......    $ 15.17       $ 18.01       $ 12.79     $ 12.80   $ 14.76   $ 13.26
                                        =======       =======       =======     =======   =======   =======
TOTAL RETURN (C)....................       3.25%        40.81%        (0.08)%    (13.08)%   21.63%    14.73%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets at End of Period
     (000's)........................    $28,096       $63,637       $42,177     $47,870   $51,679   $26,104
  Ratios to Average Net Assets: (b)
     Expenses including
       reimbursement/waiver of
       fees.........................       1.49%         1.18%         1.35%(d)    1.42%     1.37%     1.49%(d)
     Expenses excluding
       reimbursement/waiver of
       fees.........................       1.83%         1.18%         1.35%(d)    1.45%     1.37%     1.87%(d)
     Net investment income (loss)
       including
       reimbursement/waiver of
       fees.........................      (0.79)%       (0.55)%       (0.54)%(d)   (0.65)%   (0.51)%   (0.42)%(d)
  Portfolio Turnover Rate (e).......        105%          172%           52%(g)     119%       55%       34%(g)

(a) Effective October 31, 1999, the Fund changed it's fiscal year end from May 31 to October 31.
(b) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) The portfolio turnover rates for the periods November 1, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(f) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.
(g) Not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        PERIOD
                                                            YEAR ENDED                   ENDED
                                                           OCTOBER 31,                  OCTOBER
                                               ------------------------------------       31,
                                                2001     2000      1999      1998      1997 (a)
                                                ----     ----      ----      ----      --------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $13.50   $10.88    $  9.72   $ 10.36     $ 10.00
                                               ------   ------    -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)...............   (0.02)   (0.01)        --     (0.01)         --
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................   (1.13)    2.63       1.16     (0.63)       0.36
                                               ------   ------    -------   -------     -------
  TOTAL FROM INVESTMENT OPERATIONS...........   (1.15)    2.62       1.16     (0.64)       0.36
                                               ------   ------    -------   -------     -------
LESS DISTRIBUTIONS:
  From Net Investment Income.................   (0.01)      --(b)      --        --          --
  From Net Realized Capital Gains............   (1.23)      --         --        --          --
                                               ------   ------    -------   -------     -------
  Total Distributions........................   (1.24)      --         --        --          --
                                               ------   ------    -------   -------     -------
NET ASSET VALUE, END OF PERIOD...............  $11.11   $13.50    $ 10.88   $  9.72     $ 10.36
                                               ======   ======    =======   =======     =======
TOTAL RETURN (e).............................   (9.30)%  24.11%     11.98%    (6.18)%      3.60%
Net Assets at End of Period (000's)..........  $6,094   $8,161    $11,179   $10,484     $10,066
Ratios to Average Net Assets
  Expenses including reimbursement/waiver of
     fees....................................    1.35%    1.35%      1.35%     1.35%       1.35%(d)
  Expenses excluding reimbursement/waiver of
     fees....................................    3.43%    2.59%      2.28%     2.47%       4.33%(d)
  Net investment income (loss) including
     reimbursement/waiver of fees............   (0.12)%  (0.03)%    (0.03)%   (0.06)%     (0.13)%(d)
  Portfolio Turnover Rate....................     149%     141%       175%      166%         12%(c)

(a) For the period August 1, 1997 (Commencement of investment operations) through October 31, 1997.
(b) Amount was less than $0.01 per share.
(c) Not Annualized.
(d) Annualized.
(e) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                            YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------
                                                2001        2000      1999      1998      1997
                                                ----        ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 16.18     $ 13.10   $ 12.91   $ 17.67   $ 13.05
                                               -------     -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss........................    (0.12)      (0.09)    (0.08)    (0.02)    (0.05)
  Net Realized and Unrealized Gain (Loss) on
     Investments.............................     0.89        3.74      0.51     (2.05)     5.65
                                               -------     -------   -------   -------   -------
  TOTAL FROM INVESTMENT OPERATIONS...........     0.77        3.65      0.43     (2.07)     5.60
                                               -------     -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From Net Investment Income.................       --          --        --        --        --
  From Net Realized Capital Gains............    (3.45)      (0.57)    (0.24)    (2.69)    (0.98)
                                               -------     -------   -------   -------   -------
  Total Distributions........................    (3.45)      (0.57)    (0.24)    (2.69)    (0.98)
                                               -------     -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............  $ 13.50     $ 16.18   $ 13.10   $ 12.91   $ 17.67
                                               =======     =======   =======   =======   =======
TOTAL RETURN.................................     5.17%      28.98%     3.40%   (13.29)%   48.46%
Net Assets at End of Period (000's)..........  $40,655     $53,240   $60,206   $67,814   $96,709
Ratios to Average Net Assets
  Expenses including reimbursement/waiver of
     fees....................................     1.66%       1.44%     1.50%     1.29%     1.32%
  Expenses excluding reimbursement/waiver of
     fees....................................     1.66%       1.44%     1.50%     1.29%     1.32%
  Net investment income (loss) including
     reimbursement/waiver of fees............    (0.73)%     (0.39)%   (0.54)%   (0.14)%   (0.36)%
  Portfolio Turnover Rate....................       92%        104%      102%       88%       77%

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with SCFD, the "Funds").

As of March 1, 2001, Schroder Micro Cap Fund changed its name to Schroder Ultra Fund. On September 19, 2001, Schroder Total Return Fixed Income Fund, a series of SST, was closed at the end of the business day and was liquidated.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-trade fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Boards of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Funds for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 2001, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
FUND                                                    AMOUNT      OCTOBER 31,
----                                                    ------      -----------
Schroder Emerging Markets Fund......................  $2,912,590       2008
                                                      $9,323,377       2009
Schroder International Fund.........................  $9,620,366       2009
Schroder International Smaller Companies Fund.......  $1,911,634       2009
Schroder U.S. Large Cap Equity Fund.................  $3,389,363       2009

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency, excise tax regulations and gains resulting from redemptions in-kind.

Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of these shares as a part of the dividends paid deduction for income tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

At October 31, 2001, the Funds reclassified the following amounts between paid in capital, undistributed net investment income and accumulated undistributed net realized gain/loss:

                                                                   INCREASE (DECREASE)   INCREASE (DECREASE)
                                             INCREASE (DECREASE)    UNDISTRIBUTED NET        ACCUMULATED
                                               PAID IN CAPITAL      INVESTMENT INCOME    REALIZED GAIN (LOSS)
                                             -------------------   -------------------   --------------------
Schroder Emerging Markets Fund.............      $  (194,842)          $  (55,960)           $   250,802
Schroder International Fund................       (1,665,162)           1,963,342               (298,180)
Schroder International Smaller Companies
  Fund.....................................               --              319,900               (319,900)
Schroder Ultra Fund........................               (1)             522,978               (522,977)
Schroder U.S. Large Cap Equity Fund........          (73,934)              23,497                 50,437
Schroder U.S. Smaller Companies Fund.......        5,589,080              237,041             (5,826,121)
Schroder MidCap Value Fund.................           (8,751)              11,266                 (2,515)
Schroder Small Capitalization Fund.........        1,286,180              352,530             (1,638,710)

These reclassifications had no impact on the net asset value of the Funds and are designated to present each Fund's capital accounts on a tax basis.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

REDEMPTIONS IN-KIND: The following Funds had redemptions-in-kind during the year ended October 31, 2001, which are included in total redemptions on the Statement of Changes in Net Assets:

FUND                                                            AMOUNT       SHARES
----                                                            ------       ------
Schroder International Fund.................................  $25,904,638   2,856,079
Schroder U.S. Smaller Companies Fund........................   28,835,125   1,968,268

Schroder International Fund and Schroder U.S. Smaller Companies Fund realized $1,573,068 of net capital losses and $5,925,795 of net capital gains, respectively, resulting from in-kind redemptions -- in which shareholders exchange Fund shares for securities held by the Fund rather than for cash. Because net gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains/(losses) to paid-in capital.

SECURITIES SOLD SHORT: Securities sold, not yet purchased, represent an obligation of the Schroder Ultra Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and will be effective for the Fund's fiscal year beginning November 1, 2001. The Funds expect that the impact of the implementation of the new audit guide will not be material to the financial statements and do not anticipate any changes to current accounting policies followed by the Funds.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 0.85% for Schroder International Smaller Companies Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2002 to the annual rate of 0.45% of that Fund's average daily net assets. In addition, through January 16, 2002, or shortly thereafter, SIMNA has agreed to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA has also agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through January 16, 2002, or shortly thereafter.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund and Schroder U.S. Smaller Companies Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. From June 1, 1999 to November 4, 2001, the Funds received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, State Street received fees from the Funds based in the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the fiscal year ended October 31, 2001, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund: 0.99%; Schroder International Smaller Companies Fund: 1.50%; Schroder Ultra Fund: 2.00%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Smaller Companies Fund: 1.49%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentence, these contractural expense limitations will be extended through October 31, 2002. Effective January 16, 2002 (or shortly thereafter), the expense limitation for Schroder International Fund will increase to 1.25% and there will be no limitation on the expenses of Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund or Schroder U.S. Smaller Companies Fund.

NOTE 4 -- REDEMPTION FEE:

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. The redemption fees paid to the Fund for the year ended October 31, 2001 was $173,591.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2001 were as follows:

                                         NON-                            NON-
                                      GOVERNMENT      GOVERNMENT      GOVERNMENT     GOVERNMENT
                                      PURCHASES       PURCHASES         SALES          SALES
                                     ------------    ------------    ------------    ----------
Schroder Emerging Markets Fund.....  $ 51,531,223    $          0    $ 42,431,645    $        0
Schroder International Fund........    79,289,353               0     135,729,783             0
Schroder International Smaller
  Companies Fund...................    21,494,892               0       9,246,083             0
Schroder Ultra Fund................   519,529,472               0     555,342,292             0
Schroder U.S. Large Cap Equity
  Fund.............................    18,637,867               0      35,691,043     1,256,573
Schroder U.S. Smaller Companies
  Fund.............................    31,089,639               0      64,308,135             0
Schroder MidCap Value Fund.........    10,530,324               0      12,109,714             0
Schroder Small Capitalization Value
  Fund.............................    42,230,649               0      57,407,279             0

At October 31, 2001 the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                            GROSS UNREALIZED           NET UNREALIZED
                                                     ------------------------------    APPRECIATION/
                                  IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                  ---------------    ------------    --------------    --------------
Schroder Emerging Markets
  Fund..........................   $ 34,747,751      $   994,582      $(7,219,565)      $(6,224,983)
Schroder International Fund.....     23,962,334          707,655       (4,126,716)       (3,419,061)
Schroder International Smaller
  Companies Fund................     27,958,590        1,218,874       (6,698,458)       (5,479,584)
Schroder Ultra Fund.............    155,131,044       17,114,062       (1,783,059)       15,331,003
Schroder U.S. Large Cap Equity
  Fund..........................     22,068,606          961,639       (3,521,879)       (2,560,240)
Schroder U.S. Smaller Companies
  Fund..........................     25,602,164        3,586,050       (1,259,810)        2,326,240
Schroder MidCap Value Fund......      5,970,691          590,731         (214,442)          376,289
Schroder Small Capitalization
  Value Fund....................     34,109,364        7,739,339       (1,232,118)        6,507,221

NOTE 7 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund and Schroder International Smaller Companies Fund each has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Funds may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a

--------------------------------------------------------------------------------
                                        65
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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001

single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2001 and the total percentage of shares of the Fund held by such shareholders.

                                                              5% OR GREATER SHAREHOLDERS
                                                              --------------------------
                                                              NUMBER     % OF FUND HELD
                                                              -------    ---------------
Schroder Emerging Markets Fund..............................     5           99.62%
Schroder International Fund.................................     6           76.22%
Schroder International Smaller Companies Fund...............     3           79.05%
Schroder Ultra Fund.........................................     5           66.78%
Schroder U.S. Large Cap Equity Fund.........................     5           53.92%
Schroder U.S. Smaller Companies Fund........................     4           68.71%
Schroder MidCap Value Fund..................................     4           78.31%
Schroder Small Capitalization Value Fund....................     7           51.23%

NOTE 9 -- MERGER

As of the close of business on September 11, 2000, Schroder U.S. Diversified Growth Fund acquired all the net assets of Schroder Large Capitalization Fund, a series of Schroder Series Trust, pursuant to a plan of reorganization approved by the shareholders of Schroder Large Capitalization Fund on September 8, 2000. The merged Fund is now named Schroder U.S. Large Cap Equity Fund. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                        AT CLOSE OF BUSINESS SEPTEMBER 11, 2000
                                                  ---------------------------------------------------
                                                      LARGE
                                                  CAPITALIZATION    U.S. DIVERSIFIED
                                                   EQUITY FUND           GROWTH         MERGED ASSETS
                                                  --------------    ----------------    -------------
Net Assets......................................   $37,300,982        $15,239,808        $52,540,790
Unrealized Appreciation.........................   $ 4,796,338        $ 1,078,258        $ 5,876,596
Shares Outstanding..............................     3,274,659          2,949,839         10,169,872
Net Asset Value Per Share.......................   $     11.39        $      5.17        $      5.17

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                                        66

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2001

NOTE 10 -- LINE OF CREDIT

The Funds and other Schroder Funds managed by SIMNA (the "Participants"), shared in a $30 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee of 0.10%, which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Fund's investment policies and to the extent amounts remain available for borrowing under the facility, each Fund was able to borrow up to a maximum of 33 percent of its respective net assets under the agreement. For the year ended October 31, 2001, Schroder Emerging Markets Fund borrowed $11,977,791 under the facility at an average annualized interest rate of 3.71%, and paid $1,238 in interest with respect to such borrowings. None of the other Funds had borrowings against the line of credit.

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, (formerly Schroder Micro Cap Fund), Schroder U.S. Large Cap Equity Fund and Schroder U.S. Smaller Companies Fund (six portfolios of Schroder Capital Funds (Delaware)), and Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (constituting Schroder Series Trust)(collectively the "Funds") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United State of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for Schroder Series Trust for each of the periods ending on or before October 31, 1999, were audited by other independent accountants whose report dated December 14, 1999, expressed an unqualified opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2001

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)

A meeting of the Shareholders of four series of Schroder Capital Funds (Delaware) was held on December 13, 2001 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matters voted upon by Shareholders and the resulting votes are presented below:

SCHRODER EMERGING MARKETS FUND

PROPOSAL I. O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES

     FOR       AGAINST   ABSTAIN
     ---       -------   -------
3,000,767.415   0.000     0.000

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

     FOR       AGAINST   ABSTAIN
     ---       -------   -------
3,000,767.415   0.000     0.000

SCHRODER INTERNATIONAL FUND

PROPOSAL I. A. Proposal to eliminate the Fund's fundamental policy regarding short sales.

VOTES

     FOR        AGAINST     ABSTAIN
     ---        -------     -------
2,030,821.275  1,291.403  526,372.000

PROPOSAL I. B. Proposal to revise the Fund's fundamental policy regarding borrowing.

VOTES

     FOR        AGAINST     ABSTAIN
     ---        -------     -------
2,031,683.275  429.403    526,372.000

PROPOSAL I. C. Proposal to eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,326.216  786.462  526,372.000

PROPOSAL I. D. Proposal to eliminate the Fund's fundamental policy regarding investments in oil, gas or other mineral leases, rights or royalty contracts.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,683.275  429.403  526,372.000

PROPOSAL I. E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES

     FOR       AGAINST    ABSTAIN
     ---       -------    -------
2,031,683.275  429.403  526,372.000

PROPOSAL I. F. Proposal to revise the Fund's fundamental policy regarding limits on acquiring voting securities of any one issuer.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

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                                        69

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROPOSAL I. G. Proposal to revise the Fund's fundamental policy regarding limits on investing assets of the Fund in any one issuer.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,957,951.199          74,161.479  526,372.000

PROPOSAL I. H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,326.216          786.462  526,372.000

PROPOSAL I. I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
2,030,821.275          1,291.403  526,372.000

PROPOSAL I. J. Proposal to eliminate the Fund's policy regarding puts and calls.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. K. Proposal to revise the Fund's fundamental policy regarding lending portfolio securities.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. L. Proposal to eliminate the Fund's fundamental policy regarding investing in warrants.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
2,031,683.275          429.403  526,372.000

PROPOSAL I. M. Proposal to eliminate the Fund's fundamental policy regarding the purchase of securities of closed-end investment companies.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,958,813.199          73,299.479  526,372.000

PROPOSAL I. N. Proposal to eliminate the Fund's fundamental policy regarding investments in illiquid securities.

VOTES

         FOR            AGAINST      ABSTAIN
         ---            -------      -------
1,958,813.199          73,299.479  526,372.000

PROPOSAL II Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
2,026,038.828          6,073.850  526,372.000

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                                        70

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

PROPOSAL I. H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES

         FOR             AGAINST     ABSTAIN
         ---             -------     -------
1,084,837.291          129,742.093  33,256.132

PROPOSAL I. O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES

         FOR           AGAINST    ABSTAIN
         ---           -------    -------
1,087,881.593          128,770.  31,183.432

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES

         FOR             AGAINST     ABSTAIN
         ---             -------     -------
1,057,264.400          161,951.150  28,619.966

SCHRODER U. S. SMALLER COMPANIES FUND

PROPOSAL I. C. Proposal to eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
893,779.781            38,837.691  21,516.708

PROPOSAL I. D. Proposal to eliminate the Fund's fundamental policy regarding investments in oil, gas or other mineral leases, rights or royalty contracts.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
901,204.995            29,992.882  22,936.303

PROPOSAL I. E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
905,759.736            25,654.153  22,720.291

PROPOSAL I. I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
889,948.158            41,126.614  23,059.408

PROPOSAL I. J. Proposal to eliminate the Fund's fundamental policy regarding puts and calls.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
904.259.210            27,154.679  22,720.291

PROPOSAL II. To amend the Trust Instrument eliminating the requirement of shareholder approval in terminating certain series of the Trust.

VOTES

         FOR            AGAINST     ABSTAIN
         ---            -------     -------
877,680.694            52,997.154  23,456.332

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                                        71

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2001:

The Funds listed below designated the following amounts as long term capital gain dividends:

Schroder International Fund.................................  $34,035,673
Schroder International Smaller Companies Fund...............    1,679,030
Schroder Ultra Fund.........................................      237,814
Schroder U.S. Smaller Companies Fund........................    4,459,419
Schroder MidCap Value Fund..................................      733,415
Schroder Small Capitalization Value Fund....................    4,829,765

The Funds listed below have designated the following amounts as foreign tax credits for federal income tax purposes:

Schroder International Fund.................................  $61,365
Schroder International Smaller Companies Fund...............   32,887

These credits will affect only those shareholders of the Funds who are holders on the dividend record date in December 2001. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

On December 21, 2001, the Funds made the following per share distribution to shareholders of record December 20, 2001:

                                                    NET INVESTMENT     SHORT TERM      LONG TERM
                                                        INCOME        CAPITAL GAIN    CAPITAL GAIN
                                                    --------------    ------------    ------------
Schroder International Smaller Companies Fund.....     $0.1411          $     --        $    --
Schroder Ultra Fund...............................          --           18.5963         1.6733
Schroder U.S. Large Cap Equity Fund...............      0.0100                --             --
Schroder U.S. Smaller Companies Fund..............          --            0.4852         0.8614
Schroder MidCap Value Fund........................          --                --         0.9275
Schroder Small Capitalization Value Fund..........          --                --         1.0996

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                                        72

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, information may come from applications, requests for forms or literature (such as name, address, account or tax identification number), and your transactions and account positions with us (such as the types and amounts of investments and bank account information). On occasion, such information may come from those providing services to us or from your own brokerage or other financial services firm.

We do not sell your personal or financial information to any third parties.

We do not disclose your personal or financial information to non-affiliated third parties unless one of the following limited exceptions applies:

- We disclose personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose personal and financial information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

- We may disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required or permitted under law, for example, to cooperate with regulators or law enforcement authorities, or for institutional risk control.

- We may disclose personal information if you request or authorize us to do so.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within Schroders, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We intend to observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
                                    Inc. and
               Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

    INVESTMENT ADVISOR   Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                         New York, NY 10019

              TRUSTEES   Sharon L. Haugh, Chairman
                         Catherine A. Mazza, Vice Chairman
                         David N. Dinkins
                         Peter E. Guernsey
                         John I. Howell
                         Peter S. Knight
                         William L. Means
                         Clarence F. Michalis
                         Hermann C. Schwab

     ADMINISTRATOR AND   Schroder Fund Advisors Inc.
           DISTRIBUTOR   787 Seventh Avenue, 34th Floor
                         New York, NY 10019

TRANSFER & SHAREHOLDER   Boston Financial Data Services, Inc.
       SERVICING AGENT

             CUSTODIAN   State Street Bank and Trust Company

               COUNSEL   Ropes & Gray

    INDEPENDENT PUBLIC   PricewaterhouseCoopers LLP
           ACCOUNTANTS

                         The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                         SCHRODER CAPITAL FUNDS (DELAWARE)
                         SCHRODER SERIES TRUST
                         P.O. BOX 8507
                         BOSTON, MA 02266
                         (800) 464-3108

                         WS/SF1201AR




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